1933 Act File No. 333-
1940 Act File No. 811-22625
As filed with the Securities and Exchange Commission
on November 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No.	☐
HIGHLAND PREMIUM DIVIDEND FUND
(Exact Name of Registrant as Specified in the Declaration of Trust)
13455 Noel Rd, Suite 900
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 665-1287
(Registrant’s Telephone Number, including Area Code)
Mr. R. Joseph Dougherty
c/o Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
With Copies to:
Gregory D. Sheehan, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Approximate Date Of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. ☐
     It is proposed that this filing will become effective (check appropriate box):
     ☑ when declared effective pursuant to Section 8(c).
     If appropriate, check the following box:
     ☐ This post-effective amendment designates a new effective date for a previously filed registration statement.
     ☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.

		Proposed	Proposed
		Maximum	Maximum	Amount of
Title of Securities	Amount Being	Offering Price	Aggregate Offering	Registration
Being Registered	Registered(1)	Per Unit(1)	Price(1)	Fee
Common Shares, $0.001 par value per share	50,000 shares	$20.00	$1,000,000	$114.60

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated      ,
PROSPECTUS
HIGHLAND PREMIUM DIVIDEND FUND
Common Shares of Beneficial Interest
$20.00 per Share
     The Fund. Highland Premium Dividend Fund, a Delaware statutory trust (the “Fund”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment manager is Highland Funds Asset Management, L.P. (the “Investment Adviser”) and the Fund’s Sub-Adviser is Brookmont Capital Management, LLC (the “Sub-Adviser”).
     Investment Objectives. The Fund’s investment objective is to provide a high level of current income with the potential for long-term capital appreciation. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that it will achieve its investment objective.
     Investment Strategy. Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of common stocks and other equity securities and (2) writing and purchasing call and put options on equity indexes, and to a lesser extent the Fund’s portfolio securities, on a month-to-month basis. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The Fund expects to generate additional current income from premiums received from writing call and put options.

     No Prior History. Because the Fund is newly organized, it has no performance history and its shares of common stock (“common shares”) have no history of public trading. Investing in the Fund’s common shares involves risks. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. See “Risk Factors and Special Considerations” on page [     ] for factors that should be considered before investing in the common shares of the Fund.
     The Fund’s common shares are expected to be listed on [     ] under the trading or “ticker” symbol “[     ].”
     THE FUND’S INVESTMENT POLICY OF WRITING AND BUYING CALL AND PUT OPTIONS INVOLVES A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” BEGINNING ON PAGE [     ].
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus (the “Prospectus”) is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total (1)
Public offering price		$20.00	$	[ ]
Sales load (2)	$	[ ]	$	[ ]
Estimated offering expenses (3)	$	[ ]	$	[ ]
Proceeds, after expenses, to the Fund	$	[ ]	$	[ ]

(1)	The Fund has granted the Underwriters an option to purchase up to ___________ additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $__________, $___________, $___________ and $____________, respectively. See “Underwriting.”

(2)	[ ] (and not the Fund) will pay an estimated aggregate marketing and structuring fee of [$ ] to [ ] calculated at [ ]% of the aggregate price to public of the common shares sold by [ ], including over-allotted shares. This fee is not included in the calculation of sales load. See “Underwriting.”

(3)	The expenses of the Fund in connection with the offering are estimated to be [$___] per share, and [$___] total. If the Underwriters exercise the option to purchase additional common shares at the public offering price as described in footnote 1 above, the estimated offering expenses will be [$___]. The proceeds to the Fund, after estimated offering expenses, are estimated to be [$___] per share, and [$___] total. Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to [ ], will not exceed $[ ] per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, [ ] will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to [ ]) to be incurred by the Fund are estimated to be $[___], assuming the underwriters’ over-allotment option is not exercised ($[___], assuming full exercise of the over-allotment option), or $[ ] per common share sold by the Fund in this offering. This will include up to $[___] as reimbursement to [ ] (“[ ]”), an affiliate of the Investment Adviser, for distribution assistance. The marketing and structuring fee referred to in footnote 1 is not reimbursable to the Investment Adviser, and therefore estimated offering expenses do not include this fee. See “Underwriting.”
The Underwriters expect to deliver the Fund’s common shares to purchasers on or about [___].
[UNDERWRITERS]
The date of this Prospectus is [____]

     Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of common stocks and other equity securities (including derivatives on common stocks and other equity securities). Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization.
     In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to, asset-backed and mortgage-backed securities, securities issued through initial public offerings, bonds and other fixed income securities (including below investment-grade or “junk” securities), money market instruments, illiquid securities, cash and cash equivalents.
     The Fund may invest without limit in securities of non-U. S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.
     Although the Fund has no present intention to do so, the Fund may also employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of preferred shares of beneficial interest (“Preferred Shares”).
     The Fund may use various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, futures and forward contracts, and other derivative instruments as a substitute for cash investments, for leveraging purposes, to gain exposure to a particular security, industry or sector, or in an attempt to hedge against market, interest rate, currency, and other risks in the portfolio.
     Option Strategy. In addition to the income generated from the Fund’s investments in common stocks and other equity securities, the Fund will seek to generate additional current income by utilizing an options strategy (the “Option Strategy”), primarily consisting of writing and buying call and put options on equity market indexes and/or individual securities on a month-to-month basis. In determining the level of call and put options to be written and purchased under the Option Strategy, the Sub-Adviser will use the then-current level of the CBOE Volatility Index® (the “VIX Index”) as a guide. The VIX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term S&P 500 stock index options. The VIX Index, which is quoted in percentage points (e.g., 22.73), is a leading barometer of investor sentiment and market volatility relating to the S&P 500 Index. In general, the Sub-Adviser intends to write more and purchase fewer call and put options when market volatility, as represented by the VIX Index, is low (and premiums received for writing the option are lower) and write fewer and purchase more call and put options when market volatility, as represented by the VIX Index, is high (and premiums for writing the option are higher).
     The Option Strategy may be based upon the Sub-Adviser’s research, a proprietary quantitative model, or both and may change over time based upon the Fund’s experience and market factors.
     In addition to the Option Strategy described above, the Fund may write and buy additional call and put options above the level determined by the Option Strategy when premiums are attractive relative to the risk of the price of the underlying equity market index or individual securities. The Fund may also close (or buy back) a written call or put option if the Sub-Adviser believes that a substantial amount of the premium to be received by the Fund has been captured before exercise, potentially reducing the call or put position to 0% of total equity of the Fund until additional options are written.
     Leverage. The Fund has no present intention to use leverage although it reserves the flexibility to do so in the future. If it elects to use leverage, the Fund may employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of Preferred Shares. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in a total amount of up to 331/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund may also employ leverage through borrowings by entering into certain transactions that involve obligations to make future payments to third parties, in respect of which the Fund does not segregate cash or liquid securities and which are not otherwise covered. Such transactions include, but are not limited to, swap contracts, the purchase of securities on a when-issued or forward commitment basis, forward contracts, futures and reverse repurchase agreements. These transactions will not be considered borrowings by the Fund to the extent the Fund segregates cash or liquid securities in connection with them, or otherwise covers them. If leverage is used, the costs of issuing and servicing Preferred Shares or other borrowings will be borne by the Fund and indirectly by all of its common shareholders. There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk. The fee paid to the Investment Adviser will be calculated on the basis of the Fund’s managed assets, including assets attributable to any leveraging strategy, so the fees will be higher when leverage is utilized.
You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated ______, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the Statement of Additional Information on page

[      ] of this Prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s annual and semi-annual reports, when produced, request information about the Fund and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Fund at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-942-8090. The Commission charges a fee for copies. The Fund does not post a copy of the Statement of Additional Information on its web site because the Fund’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Fund’s annual and semi-annual reports, when produced, will be available, free of charge, at the Fund’s web site (http://www.highlandfunds.com). You can get the same information free from the Commission’s web site (http://www.sec.gov).
The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The underwriters are taking the common shares on a firm commitment basis. The underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. See “Underwriting.”

     YOU SHOULD ONLY RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND’S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

Cautionary Notice Regarding Forward-Looking Statements
     This prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements relate to future events or the Fund’s future financial performance. Forward-looking statements can generally be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions in forward-looking statements include the Fund’s ability to acquire or originate new investments and to achieve certain margins and levels of profitability. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement should not be regarded as a representation by the Fund that its plans or objectives will be achieved.
     There are a number of important risks and uncertainties that could cause the Fund’s actual results to differ materially from those indicated by such forward-looking statements. These risks include, but are not limited to, the following:
Investment risk;
Risks associated with investing in debt and equity securities, including in micro, small-cap and mid-cap companies;
Risks associated with writing and purchasing options;
Derivatives risk and counterparty risk;
Risks of investing in securities of non-U.S. companies;
Risks associated with the Fund’s use of leverage; and
Market risk generally.
     For a discussion of these and additional risks as well as other factors that could cause the Fund’s actual results to differ from forward looking statements contained in this prospectus and in the Statement of Additional Information, please see the discussion under “Risk Factors and Special Considerations” in this prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus and in the Statement of Additional Information relate only to events as of the date on which the statements are made. The Fund undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus and Statement of Additional Information, except as required by federal securities laws.
     The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934.

PROSPECTUS SUMMARY
     The following summary highlights information contained elsewhere in this Prospectus. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Risk Factors and Special Considerations.”

The Fund	Highland Premium Dividend Fund, a Delaware statutory trust (the “Fund”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Throughout this Prospectus, we refer to the Highland Premium Dividend Fund as the “Fund” or as “we,” “us” or “our.” See “The Fund.” Highland Funds Asset Management, L.P. (the “Investment Adviser”) will serve as investment adviser and administrator to the Fund. Brookmont Capital Management, LLC (the “Sub-Adviser”) will serve as sub-adviser to the Fund. The Sub-Adviser has full investment discretion and makes all determinations with respect to the assets of the Fund, subject to the general supervision of the Investment Adviser and the Fund’s Board of Trustees. See “Management of the Fund.”

The Offering of Common Shares	The Fund is offering shares of common stock at $20.00 per share through a group of underwriters (the “Underwriters”) led by [________]. The shares of common stock are called “common shares” in this Prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares to cover over-allotments, if any. The Investment Adviser (together with its affiliates) intends to purchase at least $[ ] of the common shares sold in the offering. [ ] has agreed to pay the Fund’s offering expenses (other than the sales load) that exceed $[ ] per common share. See “Underwriting.” The Fund’s common shares are subject to ongoing expenses. See “Summary of Fund Expenses.”

Investment Objectives and Principal Investment Strategies of the Fund	The Fund’s investment objective is to provide a high level of current income with the potential for long-term capital appreciation.
Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of common stocks and other equity securities and (2) writing and purchasing call and put options on equity indexes, and to a lesser extent the Fund’s portfolio securities, on a month-to-month basis. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The Fund expects to generate additional current income from premiums received from writing call and put options.

Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of common stocks and other equity securities (including derivatives on common stocks and other equity securities). Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization.

In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to, asset-backed and mortgage-backed securities, securities issued through initial public offerings, bonds and other fixed income securities (including below investment-grade or “junk” securities), money market instruments, illiquid securities, cash and cash equivalents. See “The Fund’s Investments—Debt and Other Securities Risk.”

The Fund may invest without limit in securities of non-U. S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Although the Fund has no present intention to do so, the Fund may also employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of preferred shares of beneficial interest (“Preferred Shares”). See “The Fund’s Investments — Use of Leverage.”

The Fund may use various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, futures and forward contracts, and other derivative instruments as a substitute for cash investments, for leveraging purposes, to gain exposure to a particular security, industry or sector, or in an attempt to hedge against market, interest rate, currency, and other risks in the portfolio.

In selecting investments for the Fund, Brookmont Capital Management, LLC (“Brookmont” or the “Sub-Adviser”) reviews macroeconomic data to determine the allocation of investments among various economic sectors. The Sub-Adviser seeks to avoid making large sector bets or concentrations in individual issuers. Instead, investments are made in securities in all ten economic sectors defined by the S&P 500 Index. Once the sector allocations are determined, the Sub-Adviser reviews the investment universe and selects investments based on factors such as dividend yield, the issuer’s debt level, projected cash flow, history of dividend increases, and earnings potential.

Except as otherwise noted, the Fund’s investment objective and policies are non-fundamental and may be changed by the Fund’s board of trustees (the “Board”) without prior notice to or approval of the Fund’s shareholders. The Fund’s investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities may be changed by the Board without shareholder approval following 60 days’ prior written notice to shareholders.

Option Strategy	In addition to the income generated from the Fund’s investments in common stocks and other equity securities, the Fund will seek to generate additional current income by utilizing an options strategy (the “Option Strategy”), primarily consisting of writing and buying call and put options on equity market indexes and/or individual securities on a month-to-month basis. In determining the level of call and put options to be written and purchased under the Option Strategy, the Sub-Adviser will use the then-current level of the CBOE Volatility Index® (the “VIX Index”) as a guide. The VIX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term S&P 500 stock index options. The VIX Index, which is quoted in percentage points (e.g., 22.73), is a leading barometer of investor sentiment and market volatility relating to the S&P 500

Index. In general, the Sub-Adviser intends to write more and purchase fewer call and put options when market volatility, as represented by the VIX Index, is low (and premiums received for writing the option are lower) and write fewer and purchase more call and put options when market volatility, as represented by the VIX Index, is high (and premiums for writing the option are higher). Writing and purchasing call and put options involves tradeoffs between the option premiums paid or delivered and exposure to potential future stock price depreciation or appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold or purchased).

In implementing the Option Strategy, the Sub-Adviser utilizes a formula that determines the notional amount of options to purchase based on the notional amount of options written, the premium received on those options and the cost of purchasing options. The Fund purchases options in an effort to keep the risk/return characteristics of the Fund’s investment strategy from becoming skewed by the writing of put and call options.

The Option Strategy may be based upon the Sub-Adviser’s research, a proprietary quantitative model, or both and may change over time based upon the Fund’s experience and market factors.

In addition to the Option Strategy described above, the Fund may write and buy additional options above the level determined by the Option Strategy when premiums are attractive relative to the risk of the price of the underlying equity market index or individual securities. The Fund may also close (or buy back) a written option if the Sub-Adviser believes that a substantial amount of the premium to be received by the Fund has been captured before exercise, potentially reducing the option position to 0% of total equity of the Fund until additional options are written.

The Fund intends to write and buy exchange-listed or, to a lesser extent, over-the-counter (“OTC”) call and put options on various equity market indexes. Index options differ from options on individual securities (including exchange-traded funds (“ETFs”)) in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Under certain circumstances, writing and buying exchange-traded options on broad-based stock indexes can achieve better tax efficiency than options on individual stocks or ETFs to the extent those exchange-traded index options qualify as “Section 1256 contracts” for U.S. federal income tax purposes. Given this potential for more favorable tax treatment and that they are typically settled in cash at expiration (which can be less disruptive to portfolio management), the Sub-Adviser will generally prefer to write and buy options on various equity market indexes.

As the seller of options, the Fund will receive cash (premiums) from option purchasers. In the case of a call option, the purchaser has the right to any appreciation in the value of the underlying index or security over a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell call options that are “at-the-money” (i.e., the exercise price generally will be approximately equal to the current level of the underlying index when the option is sold), while simultaneously buying call options that are “out-of-the-money”

(i.e., the exercise price generally will be above the current level of the underlying index when the option is purchased).

In the case of a put option, the purchaser has the right to any depreciation in the value of the underlying index or security below a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell put options that are “at-the-money” (i.e., the exercise price generally will be approximately equal to the current level of the underlying index when the option is sold), while simultaneously buying put options that are “out-of-the-money” (i.e., the exercise price generally will be below the current level of the underlying index when the option is purchased).

Periodically, the Fund may sell options that are “in-the-money” with respect to the Fund (i.e., in the case of a put option, the exercise price generally will be below the current level of the underlying index when the Fund sells the option, and in the case of a call option, the exercise price generally will be above the current level of the underlying index when the Fund sells the option). In addition, periodically, the Fund may purchase options that are “in-the-money” (i.e., in the case of a put option, the exercise price generally will be above the current level of the underlying index when the option is purchased, and in the case of a call option, the exercise price generally will be below the current level of the underlying index when the option is purchased).

The Fund may close out the position if the Sub-Adviser believes that a substantial amount of the premium to be received by the Fund has been captured before exercise, potentially reducing the level of outstanding options to 0% of total equity of the Fund until additional options are written. The Fund will, in effect, either sell the potential appreciation in the value of the underlying security or index above the exercise price in exchange for the option premium received, or buy the potential depreciation in the value of the underlying security or index below the exercise price in exchange for the option premium received.

In the case of a written call option, if the option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the seller of the index option. In the case of a written option on non-index securities, if the option is exercised, the Fund will be required to deliver the number of shares of the underlying security for which the option was exercised. These shares will typically be delivered from the Fund’s current portfolio. In the case where the Fund does not own the underlying shares, the Fund will be required to purchase such shares at prices in excess of the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).

In the case of a call option purchased by the Fund, if the Fund exercises the option, the seller will pay the Fund the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the purchaser of the index option. In the case of a written option on non-index securities, if the Fund exercises the option, the purchaser will be required to deliver to the Fund the number of shares of the underlying security for which the option was exercised. Purchasing call options involves a tradeoff between the option premiums delivered and increased participation in potential future stock price appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were purchased).

In the case of a written put option, if the option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the seller of the index option. In the case of a written put option on non-index securities, if the option is exercised, the Fund will be required to take delivery of the number of shares of the underlying security for which the option was exercised. In the case where the Fund is not short the underlying shares, the Fund may be required to sell such shares at prices below the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing put options involves a tradeoff between the option premiums received and increased exposure to potential future stock price depreciation of the Fund’s common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).

In the case of a purchased put option, if the Fund exercises the put option it has purchased, the seller will pay the Fund the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the purchaser of the index option. In the case of a written put option on non-index securities, if the option is exercised, the Fund will be required to deliver to the seller the number of shares of the underlying security for which the option was exercised. Buying put options involves a tradeoff between the option premiums paid and protection against potential future stock price depreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).

The Fund may also buy or write call and put options on securities, indices, ETFs and baskets of securities in excess of the level determined by the Option Strategy to generate additional income or return or to provide the portfolio with downside protection. In this regard, the Fund may write “in-”, “at-” or “out-of-the-money” put options or buy or sell options in connection with closing out positions prior to expiration of any options. Although the Fund may do so, the Fund will typically not write “naked” options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund or selling a put option on an individual security not held as a short position by the Fund) other than in connection with implementing the Option Strategy with respect to various market indexes. Writing “naked” call options may expose the Fund to unlimited losses. The put and call options purchased, sold or written by the Fund may be exchange-listed or OTC.

Use of Leverage	The Fund has no present intention to use leverage although it reserves the flexibility to do so in the future. If it elects to use leverage, the Fund may employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of preferred shares of beneficial interest (“Preferred Shares”). The Fund may also employ leverage through borrowings by entering into certain transactions that involve obligations to make future payments to third parties, in respect of which the Fund does not segregate cash or liquid securities and which are not otherwise covered. Such transactions include, but are not limited to, swap contracts, the purchase of securities on a when-issued or forward commitment basis, forward contracts, futures and reverse repurchase agreements. These transactions will not be considered borrowings by the Fund to the extent the Fund segregates cash or liquid securities in connection with them, or otherwise covers them. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in a total amount of up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund in the future may decide to leverage through the issuance of Preferred Shares, in which case it may employ leverage in a total amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage). The Fund may borrow from banks and other financial institutions. If leverage is used, the costs of issuing and servicing Preferred Shares or other borrowings will be borne by the Fund and indirectly by all of its common shareholders.

There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When leverage is employed, the net asset value and market price of the shares and the yield to holders of shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest on the borrowing, will augment the Fund’s returns. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and distributions on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

Because the investment advisory and sub-advisory fees paid to the Investment Adviser and the Sub-Adviser are calculated on the basis of the Fund’s average daily Total Managed Assets (as defined below), which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Investment Adviser and the Sub-Adviser will be higher (and the Investment Adviser and the Sub-Adviser will be benefited to that extent) when leverage is utilized.

If used, the Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations — Leverage Risk.”

The Investment Adviser	The Fund’s investment manager is Highland Funds Asset Management, L.P., located at 13455 Noel Rd, Suite 900, Dallas, Texas 75240. As of August 31, 2011, the Investment Adviser had assets under management of approximately $3 billion.

Responsibilities. The Investment Adviser serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Investment Adviser has retained Brookmont Capital as a sub-adviser to manage the Fund’s portfolio investments. See “—The Sub-Adviser” below.

Compensation. The Fund will pay the Investment Adviser a fee for the services provided. Under the Investment Advisory Agreement (the “Investment Advisory Agreement”), the fee will be at the annual rate of [ ] of the Fund’s average daily Total Managed Assets, payable monthly in arrears. “Total Managed Assets” means the total assets of the Fund minus accrued liabilities, other than liabilities in connection with any borrowings. Borrowings include, without limitation, borrowings for purposes other than investment purposes, if any, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities. In addition, the Investment Adviser will serve as administrator to the Fund. For its services as administrator, the Investment Adviser will receive compensation at an annual rate of [ ]% of the Fund’s average daily Total Managed Assets payable monthly in arrears.

Potential Conflicts of Interest. If the Fund employs leverage, the Investment Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Fund’s Total Managed Assets are derived from the reinvested collateral received on portfolio securities loaned. See “Management of the Fund — Investment Adviser.”

The Sub-Adviser	The Fund’s sub-adviser is Brookmont Capital Management, LLC, located at 2000 McKinney Avenue, Suite 810, Dallas, Texas 75201. As of August 31, 2011, the Sub-Adviser had assets under management of approximately $200 million.

Responsibilities. Brookmont Capital will serve as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Investment Adviser and the Fund’s Board of Trustees, the Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

Compensation. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for the Sub-Adviser’s services.

Dividend Distributions on Common Shares	Subject to market conditions, we expect to declare the initial distribution on the Fund’s common shares within approximately [45 to 60] days after completion of this offering and to pay that initial distribution approximately [60 to 90] days after completion of this offering. There can be no assurance that the Fund will declare the initial distribution on common shares or pay the initial distribution within the anticipated timeframe, and the Board retains discretion as to such matters. Thereafter distributions are expected to be declared and paid monthly, from the Fund’s current net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses), depending on market conditions.

The Fund expects to receive all or substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) upon the sale of portfolio securities (ii) capital gains (short-term and long-term) upon the exercise, lapse or other disposition of its option positions, including from premiums received on its written options, and upon the sale of portfolio securities and (iii) dividends received by the Fund that are paid on the equity securities in its portfolio.

As a result of its monthly distributions, the Fund expects to distribute to shareholders all or substantially all of its investment company taxable income (that is, generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) annually. The Fund also expects to distribute to shareholders all or substantially all of its net long-term capital gains (that is, the excess, if any, of net long-term capital gains over net short-term capital losses) annually. The Fund will generally only make one payment of net long-term capital gains (if any) annually.

Various factors will affect the level of the Fund’s current income and capital gains and the tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged “qualified dividend income” or long-term capital gains or what the tax rates on various types of income will be in future years. See “Tax Matters” below for more information.

To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and capital gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, subsequent distributions of such income and gains and from capital, if any, will be deducted from the Fund’s net asset value.

Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Distributions” and “Dividend Reinvestment Plan.”

Managed Distribution Policy. The Investment Adviser may apply to the Securities and Exchange Commission (the “Commission”) for an exemptive order under the Investment Company Act to permit funds managed by the Investment Adviser, including the Fund, to include the funds’ net realized long-term capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). The Investment Adviser does not view approval of the exemptive order as a critical component to the Fund’s plan of distribution since net short-term capital gains are allowed to be distributed as frequently as the Fund determines.

Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. Distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net long-term capital gain were less than the amount of the distribution, the difference would be distributed first from the Fund’s undistributed net investment income, net long- and short-term capital gains and then from the Fund’s assets, resulting in a return of capital. A return of capital is a return of your original investment. Shareholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully. The ultimate tax characterization of the Fund’s distributions (e.g., as ordinary capital gain or return of capital) made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. At the beginning of each calendar year, the Fund will send you a statement showing how much you have received in distributions in the prior year and the distributions’ tax character.

There can be no assurance that the Commission staff will process an application by the Investment Adviser for an exemptive order on a timely basis or ever, or that the Commission will grant the requested relief or, if granted, that the Fund’s Board will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is currently permitted under the Investment Company Act (generally, once per tax year), thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. The Board of the Fund reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan	Under the Fund’s Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that such discount may not be in the interest of shareholders, the Board, in consultation with the Investment Adviser, from time to time may review possible actions to reduce any discount. The Board might consider open market repurchases or tender offers for common shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Fund’s organizational documents, policies and features, however, have been designed to suit a closed-end structure. Investors should assume, therefore, that it is highly unlikely that the Fund would convert to an open-end management investment company.

Tax Aspects	The Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and intends each year to qualify and to be eligible to be treated as such. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a RIC would result in Fund-level taxation and consequently a reduction in income available for distribution to shareholders. To satisfy the distribution requirements applicable to RICs and to avoid Fund-level taxes, the Fund intends to make monthly distributions to shareholders of its net investment income and net realized short-term capital gains (if any), and an annual distribution to shareholders of its net realized long-term capital gains. (if any), so that it distributes all or substantially all of such income and gains each year. Please refer to the “Tax Matters” section of this Prospectus for additional information on the potential U.S. federal income tax consequences of the purchase, ownership and sale of shares of the Fund. You should consult your own tax advisors regarding any potential state, local, non-U.S. or other tax consequences of an investment in the Fund.

Listing and Symbol	The Fund’s common shares are expected to be listed on [ ] under the trading or “ticker” symbol “[ ].”

Custodian, Transfer Agent, Shareholder Service Agent and Dividend Paying Agent	[ ] (the “Custodian”), located at [ ], serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the Investment Company Act.

[ ], located at [ ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s dividend reinvestment plan, and as transfer agent and registrar with respect to the common shares of the Fund.

Risk Factors and Special Considerations

Newly Organized	The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. See “Risk Factors and Special Considerations — Newly Organized.”

Investment Risk	Investing in the Fund involves certain risks and the Fund may not be able to achieve its investment objectives for a variety of reasons, including, among others, the possibility that the Fund may not be able to implement the Option Strategy as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The market price of a common share may decrease even though its net asset value increases. You cannot redeem your shares from the Fund at net asset value. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible. The Fund’s Option Strategy has not been applied in any stock portfolio managed by the Sub-Adviser. Even if the Fund’s stocks appreciate, the value of the Fund may not. See “Risk Factors and Special Considerations — Investment Risk.”

Equity Securities Risk	The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to interest rate risk and credit risk. See “Risk Factors and Special Considerations — Equity Securities Risk.”

Micro, Small and Mid-Cap Companies Risk	Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large or mega-cap companies. There may be less trading in such companies’ securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large or mega-cap security. See “Risk Factors and Special Considerations — Micro, Small and Mid-Cap Securities Risk.”

Writing and Purchasing Options Risk	A principal aspect of the Fund’s investment strategy involves writing and purchasing options primarily on various equity market indexes and to a lesser extent on individual securities. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and may be subject to greater credit risk. OTC options also involve greater liquidity risk.

This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write and purchase options on a variety of equity market indexes; however, it does not intend to have a portfolio of securities that mirrors the securities in any particular equity market index. As a result, during a period when the Fund has outstanding options, the market, as measured by the S&P 500 Index, may appreciate or depreciate to a greater extent than the securities in the Fund’s portfolio. If the options written are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation or depreciation on securities in its own portfolio but also an amount representing the greater appreciation or depreciation experienced by the securities in the S&P 500 Index that the Fund does not own. If, in the case of call options, at a time the call options may be exercised, the securities underlying these options have market values above the exercise price, then these options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In the case of put options, if the value of underlying securities are below the exercise price, then the Fund will be obligated to take the securities from the option holder or deliver the cash value of the securities in exchange for the strike price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceeds the sum of the premium the Fund received from writing the options and the exercise price of the options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from changes in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the option, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option.

To the extent the Fund writes an uncovered call option, in that the Fund does not own the underlying security on which the option is written, there is a risk that the market value of the underlying security could increase, in which case the Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. Writing “uncovered” or “naked” call options could potentially expose the Fund to unlimited losses.

Additionally, to the extent all or part of the Fund’s put options are not “covered”, in that the Fund does not hold a short position in the underlying security or index, the Fund takes on the exposure to further declines in the underlying security or index below the exercise price of the option. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security, in the case of a call option, or take the underlying security from the option holder, in the case of a put option, at the exercise price. Thus, the writing of options may require the Fund to buy or sell portfolio securities at inopportune times and may limit the amount of appreciation the Fund can realize.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer/take ownership of a stock or other instrument to physically settle) on any written options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by shareholders.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less, as a percentage, than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund may buy and sell written options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its Option Strategy will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options. See “Risk Factors and Special Considerations — Writing and Purchasing Options Risk.”

Quantitative Model Risk	The Sub-Adviser may use a quantitative model in connection with, among other things, the Option Strategy. If the Fund uses a quantitative model, the Sub-Adviser would manage the Fund’s portfolio, or a portion thereof, by selecting investments based upon a multi-factor proprietary model designed by the Sub-Adviser. With respect to the Option Strategy, the Sub-Adviser’s quantitative model utilizes a formula that determines the notional amount of options to purchase based on the notional amount of options written, the premium received on those options and the cost of purchasing options. The success of the Fund’s Option Strategy depends on the Sub-Adviser’s skill in designing and using its analytical model as a tool for managing the Fund’s use of options. A flaw in the design of an analytical model, such as failing to incorporate material factors into the model or using incorrect or incomplete assumptions in the model, may result in the Fund having a lower return than if the Option Strategy was managed using an alternative investment management strategy.

Special Risks of Derivative Transactions	In addition to the Option Strategy, the Fund may use other derivatives, such as, among others, futures, swaps (including credit default swaps), foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), which involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income or excise taxes. Therefore, the Fund’s investments in derivative instruments may be limited by these or other U.S. federal income tax considerations. In addition, derivatives can make the Fund’s assets less liquid and harder to value, especially in declining markets. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Counterparty Risk	The Fund will be subject to credit risk with respect to the counterparties to the OTC derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risk Factors and Special Considerations — Counterparty Risk.”

Non-U.S. Securities Risk	The Fund may invest without limit in securities of companies organized outside the United States. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Although the Adviser will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities.

The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of the Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in Non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Tax Matters” below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Sub-Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Adviser, have had no or limited prior experience. See “Risk Factors and Special Considerations — Non-U.S. Securities Risk.”

Emerging Markets Risk	Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. See “Risk Factors and Special Considerations — Emerging Markets Risk.”

Foreign Currency Risk	A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Debt and Other Securities Risk	Debt securities, including investment grade and non-investment grade securities, are subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, investments in debt securities are subject to the risks described below.

Prepayment Risk. If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. In addition, the premiums from writing options and amounts available from the Fund’s option activities may decrease in declining interest rate environments.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate debt securities, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate debt securities have a lower level of inflation risk.

U.S. and Foreign Government Debt Securities Risk. The Fund may invest in U.S. and non-U.S. government debt securities. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

A foreign government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or a failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a foreign government entity has not repaid may be collected. See “Risk Factors and Special Considerations — Debt and Other Securities Risk.”

Credit Risk	Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is also present in the Fund’s OTC Derivatives Transactions because the Fund’s ability to collect payments depends on the creditworthiness of the counterparty. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. See “Risk Factors and Special Considerations — Credit Risk.”

Preferred Securities Risk	To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet received such income. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the Fund or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

See “Risk Factors and Special Considerations — Preferred Securities Risk.”

ETF Risk	The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index (or a multiple or inverse of the index), it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. If the Fund invests in ETFs, common shareholders would bear not only the Fund’s expenses (including management fees) but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. The Fund may also invest in leveraged ETFs and ETFs that are designed to track the inverse of an index. See “Risk Factors and Special Considerations — ETF Risk.”

Restricted and Illiquid Securities Risk	Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Sub-Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act of 1933 at the Fund’s expense, the Fund’s expenses would be increased. See “Risk Factors and Special Considerations — Restricted and Illiquid Securities Risk.”

Initial Public Offerings Risk	The Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, the Fund may not have access to or invest in IPOs that are ultimately profitable for investors. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. See “Risk Factors and Special Considerations — Initial Public Offerings Risk.”

Asset-Backed Securities Risk	Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. See “Risk Factors and Special Considerations — Asset-Backed Securities Risk.”

Mortgage-Backed Securities Risk	A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature once all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as that of other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Timely payment of interest and principal of mortgage-backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased or held by the issuer. Private insurers may not, however, be able to meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime or “Alt-A” mortgages. These types of mortgages are made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. In addition, “interest only” mortgage-backed securities present a heightened risk of total loss of investment.

The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. These markets may not become more liquid or less volatile, and it is possible that the value of these securities could decline further. See “Risk Factors and Special Considerations — Mortgage-Backed Securities Risk.”

Tax Risk	The Fund’s strategy of writing and buying options on various equity market indexes, single securities or baskets of securities and ETFs involves complex rules that will determine for income tax purposes the amount, character and/or timing of recognition of the gains and losses the Fund realizes in connection therewith. The application of these special rules will therefore also affect the amount, character and/or timing of distributions made by the Fund, and could increase the amount of taxes payable by a shareholder as well as accelerate the time for the payment of taxes. See “Tax Matters” and “Risk Factors and Special Considerations — Tax Risk.”

Management Risk	The Fund is subject to management risk because its portfolio is actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the Fund’s ability to identify and invest in attractive opportunities is dependent upon Brookmont Capital Management., its sub-adviser. If one or more key individuals leave the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives. See “Risk Factors and Special Considerations — Management Risk.”

Leverage Risk	If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, commercial paper, notes or other types of borrowing will have seniority over the common shares.

The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. In addition, because the fees received by the Investment Adviser are based on the average daily Total Managed Assets of the Fund (including assets acquired with leverage), these fees will be higher if the Fund uses leverage. In addition, the Investment Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and the common shareholders, on the other hand. The Investment Adviser is legally obligated to disregard that incentive when making investment decisions. The Investment Adviser and the Board will periodically review the Fund’s use of leverage (e.g., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to leverage (e.g., the relative benefits and costs of borrowing versus issuing Preferred Shares).

If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) consolidate or merge into or with any person, other than as permitted by the applicable credit agreement, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. Any limitation on the Fund’s ability to pay distributions could impair the ability of the Fund to meet the RIC distribution requirements and avoid Fund-level U.S. federal income and/or excise taxes. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares. See “Risk Factors and Special Considerations — Leverage Risk.”

Preferred Share Risk	Preferred share risk is the risk associated with the issuance of Preferred Shares to leverage the common shares. If Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. The Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares, including higher advisory fees. Accordingly, the issuance of Preferred Shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the Preferred Shares approach the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the Preferred Shares exceed the net rate of return on the Fund’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued Preferred Shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s investment portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low prices may result in capital loss and may reduce returns to the holders of common shares.

If Preferred Shares are issued, holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Fund’s affairs. If Preferred Shares are issued, holders of Preferred Shares, voting separately as a single class, would have the right to elect two members of the Board at all times. The remaining members of the Board would be elected by holders of common shares and Preferred Shares, voting as a single class. The Investment Company Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

If the Fund issues Preferred Shares, the Fund would likely seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund expects that, at any time when Preferred Shares were outstanding, the composition of its investment portfolio would reflect guidelines established by any rating agencies, including for example, asset coverage requirements that are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in higher rated debt securities and certain mandatory redemption requirements relating to the Preferred Shares. Any guidelines imposed by rating agencies with respect to Preferred Shares would be consistent with the Fund’s established objectives, strategies and policies however, no assurance can be given that such guidelines would be more or less restrictive than these examples. These restrictions may require the Fund to alter its investment strategy and invest in different types of assets some of which may be lower yielding or result in fewer opportunities for capital appreciation. No minimum rating is required for the issuance of Preferred Shares by the Fund.

Frequent Trading Risk	Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable to individual shareholders when distributed to them at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. See “Risk Factors and Special Considerations — Frequent Trading Risk.”

Market Disruption and Geopolitical Risk	The aftermath of the wars in Iraq and Afghanistan, and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Sub-Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. See “Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk.”

Securities Lending Risk	The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. The Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially effect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for non-U.S. securities. See “Risk Factors and Special Considerations — Securities Lending Risk.”

Investment and Market Discount Risk	An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. See “Risk Factors and Special Considerations — Investment and Market Discount Risk.”

Risks of Non-Diversification and Other Focused Strategies	While the Sub-Adviser invests in a number of equity and debt instruments issued by different issuers and employs multiple investment strategies with respect to the Fund’s investment portfolio, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies. See “Risk Factors and Special Considerations — Risks of Non-Diversification and Other Focused Strategies.”

Risks of Investing in a Fund with Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a price higher than the then-current market price of the common shares, or at net asset value. See “Risk Factors and Special Considerations — Risks of Investing in a Fund with Anti-Takeover Provisions” and “Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Risks Related to Current Market Conditions	Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree desired, or make any such leverage more expensive (for example, by increasing interest expense). See “Risk Factors and Special Considerations —Risks Related to Current Market Conditions.”

Not a Complete Investment Program	The Fund is intended for investors seeking a high level of current income and long-term capital appreciation. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations — Not a Complete Investment Program.”

Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks and the other risks described under “Risk Factors and Special Considerations” beginning on page [__] before making an investment in the Fund.

SUMMARY OF FUND EXPENSES
     The purpose of the table and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. The amount set forth under “Other Expenses” in the table is based upon estimates for the current fiscal year and assumes the Fund issues approximately [__________] common shares and has not borrowed money or issued preferred shares, If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares. The Fund’s actual expenses may vary from the estimated amounts shown in the table and from year to year. See “Management of the Fund.” In addition, transaction costs, such as commissions, that the Fund pays when it buys and sells securities (or “turns over” its portfolio) are not reflected in Total Annual Expenses or in the example shown below. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.

Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of the offering price)	4.50%
Offering Expenses Borne by You (as a percentage of offering price)	[ ] (1)
Dividend Reinvestment Plan Fees	None (2)

Percentage of Net Assets
Annual Expenses	Attributable to Common Shares (3)
Management Fees (4)	[ %]
Other Expenses	[ %]
[Acquired Fund Fees and Expenses]	[ %]
Total Annual Expenses	[ %]

(1)	The Fund has agreed to reimburse the Investment Adviser for expenses incurred by the Investment Adviser in connection with this offering (other than the marketing and structuring fee payable by [ ] as described in “Underwriting”). Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to the Investment Adviser, will not exceed $[ ] per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Adviser will pay the excess. The Fund’s aggregate offering expenses, excluding the sales load but including expenses reimbursed to the Investment Adviser, are estimated to be $[___], or $[___] per common share sold by the Fund in this offering. This estimated aggregate amount assumes the underwriters’ over-allotment option is not exercised; if the over-allotment option is fully exercised, the estimated aggregate amount would be $[___]. To the extent that aggregate offering expenses are less than $[ ] per common share, up to [ ]% (which will be up to $[ ]) will be paid as reimbursement to [ ] (“[ ]”), an affiliate of the Investment Adviser, for distribution assistance. See “Underwriting.”

(2)	You will be charged a $[ ] service charge and pay a brokerage commission of $[ ] per share sold if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	Although the Fund’s management fees are calculated on Total Managed Assets, the Fund’s Total Managed Assets are expected to be the same as its net assets because the Fund has no present intention to use leverage. “Total Managed Assets” means the total assets of the Fund minus accrued liabilities, other than liabilities in connection with any borrowings. Borrowings include, without limitation, borrowings for purposes other than investment purposes, if any, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities.

(4)	“Management fees” include the both the investment advisory and administrative services fees paid to the Investment Adviser.
Example
The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues [___] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.

The following example illustrates the expenses (including the sales load of [$ ] and estimated offering expenses of this offering of $[      ]) that an investor would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of [      ]% of the Fund’s net assets attributable to common shares [(assuming the Fund does not employ any leverage)] and (2) a 5% annual portfolio total return.

1 Year	3 Years	5 Years	10 Years

$[ ]	$[ ]	$[ ]	$[ ]
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND
     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on October 31, 2011 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 13455 Noel Road, Suite 800, Dallas, TX, 75240, and its toll-free telephone number is 1-877-665-1287.
USE OF PROCEEDS
     The net proceeds of the offering of common shares will be approximately $[ ] ($[ ] if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund will pay its common share offering costs up to [$ ] per common share, and the Investment Adviser has agreed to pay all of the Fund’s organizational expenses and common share offering costs (other than sales load) that exceed [$ ] per common share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.
THE FUND’S INVESTMENTS
Investment Objectives
     The Fund’s investment objective is to provide a high level of current income with the potential for long-term capital appreciation.
Principal Investment Strategies
     Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of common stocks and other equity securities and (2) writing and purchasing call and put options on equity indexes, and to a lesser extent the Fund’s portfolio securities, on a month-to-month basis. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities. The Fund expects to generate additional current income from premiums received from writing call and put options.
     Equity Strategy. Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of common stocks and other equity securities (including derivatives on common stocks and other equity securities). Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization.
     In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to, asset-backed and mortgage-backed securities, securities issued through initial public offerings, bonds and other fixed income securities (including below investment-grade or “junk” securities), money market instruments, illiquid securities, cash and cash equivalents. See “The Fund’s Investments—Debt and Other Securities Risk.”
     The Fund may invest without limit in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.
     Although the Fund has no present intention to do so, the Fund may also employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of Preferred Shares. See “Use of Leverage.”
     The Fund may use various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, futures and forward contracts, and other derivative instruments as a substitute for cash investments, for leveraging purposes, to gain exposure to a particular security, industry or sector, or in an attempt to hedge against market, interest rate, currency, and other risks in the portfolio.
     In selecting investments for the Fund, Brookmont reviews macroeconomic data to determine the allocation of investments among various economic sectors. The Sub-Adviser seeks to avoid making large sector bets or concentrations in individual issuers. Instead, investments are made in securities in all ten economic sectors defined by the S&P 500 Index. Once the sector allocations are determined, the Sub-Adviser reviews the investment universe and selects investments based on factors such as dividend yield, the issuer’s debt level, projected cash flow, history of dividend increases, and earnings potential.
     Option Strategy. In addition to the income generated from the Fund’s investments in common stocks and other equity securities, the Fund will seek to generate additional current income by utilizing an options strategy (the “Option Strategy”), primarily consisting of writing and buying call and put options on equity market indexes and/or individual securities on a month-to-month basis. In determining the level of call and put options to be written and purchased under the Option Strategy, the Sub-Adviser will use the then-current level of the VIX Index as a guide. The VIX Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term S&P 500 stock index options. The VIX Index, which is quoted in percentage points (e.g., 22.73), is a leading barometer of investor sentiment and market volatility relating to the S&P 500 Index. In general, the Sub-Adviser intends to write more and purchase fewer call and put options when market volatility, as represented by the VIX Index, is low (and premiums received for writing the option are lower) and write fewer and purchase more call and put options when market volatility, as represented by the VIX Index, is high (and premiums for writing the option are higher). Writing and purchasing call and put options involves tradeoffs between the option premiums paid or delivered and exposure to potential future stock price depreciation or appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold or purchased).
     In implementing the Option Strategy, the Sub-Adviser utilizes a formula that determines the notional amount of options to purchase based on the notional amount of options written, the premium received on those options and the cost of purchasing options. The Fund purchases options in an effort to keep the risk/return characteristics of the Fund’s investment strategy from becoming skewed by the writing of put and call options.
     The Option Strategy may be based upon the Sub-Adviser’s research, a proprietary quantitative model, or both and may change over time based upon the Fund’s experience and market factors.
     In addition to the Option Strategy described above, the Fund may write and buy additional options above the level determined by the Option Strategy when premiums are attractive relative to the risk of the price of the underlying equity market index or individual securities. The Fund may also close (or buy back) a written option if the Sub-Adviser believes that a substantial amount of the premium to be received by the Fund has been captured before exercise, potentially reducing the option position to 0% of total equity of the Fund until additional options are written.
     The Fund intends to write and buy exchange-listed or, to a lesser extent, over-the-counter (“OTC”) call and put options on various equity market indexes. Index options differ from options on individual securities (including exchange-traded funds (“ETFs”)) in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Under certain circumstances, writing and buying exchange-traded options on broad-based stock indexes can achieve better tax efficiency than options on individual stocks or ETFs to the extent those exchange-traded index options qualify as “Section 1256 contracts” for U.S. federal income tax purposes. Given this potential for more favorable tax treatment and that they are typically settled in cash at expiration (which can be less disruptive to portfolio management), the Sub-Adviser will generally prefer to write and buy options on various equity market indexes.
     As the seller of options, the Fund will receive cash (premiums) from option purchasers. In the case of a call option, the purchaser has the right to any appreciation in the value of the underlying index or security over a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell call options that are “at-the-money” (i.e., the exercise price generally will be approximately equal to the current level of the underlying index when the option is sold), while simultaneously buying call options that are “out-of-the-money” (i.e., the exercise price generally will be above the current level of the underlying index when the option is purchased).

     In the case of a put option, the purchaser has the right to any depreciation in the value of the underlying index or security below a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell put options that are “at-the-money” (i.e., the exercise price generally will be approximately equal to the current level of the underlying index when the option is sold), while simultaneously buying put options that are “out-of-the-money” (i.e., the exercise price generally will be below the current level of the underlying index when the option is purchased).
     Periodically, the Fund may sell options that are “in-the-money” with respect to the Fund (i.e., in the case of a put option, the exercise price generally will be below the current level of the underlying index when the Fund sells the option, and in the case of a call option, the exercise price generally will be above the current level of the underlying index when the Fund sells the option). In addition, periodically, the Fund may purchase options that are “in-the-money” (i.e., in the case of a put option, the exercise price generally will be above the current level of the underlying index when the option is purchased, and in the case of a call option, the exercise price generally will be below the current level of the underlying index when the option is purchased).
     The Fund may close out the position if the Sub-Adviser believes that a substantial amount of the premium to be received by the Fund has been captured before exercise, potentially reducing the level of outstanding options to 0% of total equity of the Fund until additional options are written. The Fund will, in effect, either sell the potential appreciation in the value of the underlying security or index above the exercise price in exchange for the option premium received, or buy the potential depreciation in the value of the underlying security or index below the exercise price in exchange for the option premium received.
     In the case of a written call option, if the option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the seller of the index option. In the case of a written option on non-index securities, if the option is exercised, the Fund will be required to deliver the number of shares of the underlying security for which the option was exercised. These shares will typically be delivered from the Fund’s current portfolio. In the case where the Fund does not own the underlying shares, the Fund will be required to purchase such shares at prices in excess of the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).
     In the case of a call option purchased by the Fund, if the Fund exercises the option, the seller will pay the Fund the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the purchaser of the index option. In the case of a written option on non-index securities, if the Fund exercises the option, the purchaser will be required to deliver to the Fund the number of shares of the underlying security for which the option was exercised. Purchasing call options involves a tradeoff between the option premiums delivered and increased participation in potential future stock price appreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were purchased).
     In the case of a written put option, if the option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the seller of the index option. In the case of a written put option on non-index securities, if the option is exercised, the Fund will be required to take delivery of the number of shares of the underlying security for which the option was exercised. In the case where the Fund is not short the underlying shares, the Fund may be required to sell such shares at prices below the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing put options involves a tradeoff between the option premiums received and increased exposure to potential future stock price depreciation of the Fund’s common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).
     In the case of a purchased put option, if the Fund exercises the put option it has purchased, the seller will pay the Fund the difference between the cash value of the underlying index and the exercise price of the option (if positive). The premium, the exercise price and the market value of the underlying index will determine the amount of gain or loss realized by the Fund as the purchaser of the index option. In the case of a written put option on non-index securities, if the option is exercised, the Fund will be required to deliver to the seller the number of shares of the underlying security for which the option was exercised. Buying put options involves a tradeoff between the option premiums paid and protection against potential future stock price depreciation of the Fund’s long common stock holdings (to the extent the performance of the Fund’s holdings correlate to the underlying equity index on which the options were sold).
     The Fund may also buy or write call and put options on securities, indices, ETFs and baskets of securities in excess of the level determined by the Option Strategy to generate additional income or return or to provide the portfolio with downside protection. In this regard, the Fund may write “in-”, “at-” or “out-of-the-money” put options or buy or sell options in connection with closing out positions prior to expiration of any options. Although the Fund may do so, the Fund will typically not write “naked” options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund or selling a put option on an individual security not held as a short position by the Fund) other than in connection with implementing the Option Strategy with respect to various market indexes. Writing “naked” call options may expose the Fund to unlimited losses. The put and call options purchased, sold or written by the Fund may be exchange-listed or OTC.
Portfolio Composition
     The Fund’s investment portfolio will be composed principally of the following investments. Additional information relating to the Fund’s investment policies and restrictions and the Fund’s investment portfolio investments is contained in the SAI.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options, may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when or at the price the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.
     Common Stock, Preferred Stock, Warrants and Rights, and Convertible Securities. As noted above, the Fund, under normal market conditions, will invest at least 80% of its total assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. and non-U.S. issuers.
•	Common Stock. The Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock, in a workout or restructuring or by acquiring common stock for investment. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan. Common stocks of a corporation or other entity entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stocks and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

•	Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks are equity securities, but they have many characteristics of fixed-income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed-income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stocks.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. In early 2008, auction rate preferred stocks became subject to numerous “failed” auctions, causing securities previously thought to be liquid to become illiquid. It is not known when, if ever, these auction markets will begin to function again.
•	Rights and Warrants. The Fund may invest in common stock rights and warrants.

•	Convertible Securities. The Fund’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.
     The portion of the Fund’s assets invested in common equity, preferred and convertible securities, as well as rights and warrants, are subject to the market conditions at the time of such initial investment, the current market prices of such securities and the sub-Adviser’s views on the marketplace for such securities. The Fund’s portfolio composition can be expected to vary over time based on the Sub-Adviser’s assessment of market conditions.
     Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.
     There are currently three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.
     The sections entitled “Derivative Transactions and Risk Management” and “Additional Characteristics and Risks of Derivative Transactions” in the SAI contain further information about the characteristics, risks and possible benefits of Derivative Transactions and the Fund’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Derivative Transactions are: (i) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s investment portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Sub-Adviser; and (iv) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.
     Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may restrict or affect the ability of the Fund to engage in Derivative Transactions. See “Tax Matters.”
     Senior Loan Based Derivatives. The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. The Investment Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name long-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer. To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount. While investing in these types of derivatives will increase the universe of debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other debt securities. The liquidity of the market for these types of instruments will be subject to liquidity in the secured loan and derivatives markets. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. These transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, uncertainty regarding the tax rules applicable to these transactions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.
     Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
     Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
     Non-U.S. Securities. The Fund, under normal market conditions, may invest without limit in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
     Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
     Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
     ETFs. Subject to the limitations on investment in other investment companies, the Fund may invest in ETFs, including in leveraged ETFs and ETFs that are designed to track the inverse of an index. ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national securities exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. An ETF’s investment objective may not be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index (or a multiple or inverse of the index) and for these and other reasons the returns of an ETF may diverge significantly from the index (or a multiple or inverse of the index) which it is designated to track. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the Investment Company Act are less restrictive, provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.
     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
     Debt Securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by companies and obligations of the U.S. and foreign governments, its agencies and instrumentalities, and government-sponsored enterprises, including but not limited to the debt securities described below. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for debt securities to decrease in value when interest rates rise and to increase in value when interest rates decline is referred to herein as “interest rate risk.” This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings.
•	Loans. The Fund may invest in secured loans (including senior loans), unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purchase funds investing in bank loans), investment grade and below-investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower.

Some loans in which the Investment Adviser anticipates the Fund may invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the Commission or any state securities commission and will not be listed on any national securities exchange. Below-investment grade securities (i.e., Ba and below by Moody’s Investors Service, Inc. (“Moody’s”) or BB and below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”)) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.”

•	Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Investment Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Included among the investment grade quality debt securities in which the Fund may invest are unrated securities determined by the Sub-Adviser to be of comparable quality. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same debt security, the Sub-Adviser will determine which rating it considers more appropriate and categorize the debt security accordingly. Investment grade quality debt securities are those that have received ratings of Baa or higher or BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s

(“S&P”) or Fitch Ratings (“Fitch”), as well as unrated securities determined by the Investment Adviser to be of comparable quality.

•	Below-Investment Grade Securities. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Sub-Adviser to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Fund may purchase securities rated as low as D. When the Investment Adviser believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities.

Lower grade securities, though generally high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

•	Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Sub-Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes long-term or short-term net capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

•	U.S. Government Debt Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of

the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations; or (iii) only the credit of the issuer. The U.S. government may not in the future continue to provide financial support to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities declined sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities remains unclear.

•	Foreign Government Debt Securities. Foreign government debt securities generally consist of securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may cause the value of the Fund’s securities to fluctuate. Distressed debt securities often are priced based on estimated recovery value and are less sensitive to interest rate movement.
     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
     The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Sub- Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

     Money Market Instruments. The Fund may invest in money market instruments, which include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the U.S. and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
     Structured Investments. The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.
     Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.
     Deferred Payment Obligations. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
     Derivative Transactions. In addition to the credit and senior loan based derivatives discussed above the Fund may, but is not required to, use various Derivative Transactions described below to earn income, facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund’s investment objectives, no assurance can be given that these practices will achieve this result. With changes in the market or the Sub-Adviser’s strategy, it is possible that these instruments may be a more significant part of the Fund’s investment approach in the future.
     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund’s investment portfolio, protect the value of the Fund’s investment portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s investment portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Derivative Transactions successfully depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. In addition, the Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income and/or excise taxes. Therefore, the Fund’s investments in derivative instruments may be limited by these or other U.S. federal income tax considerations. See “Tax Matters” below for more information.
     Additional information regarding Derivative Transactions and their risks is contained in the SAI.
     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
•	Credit Default Swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are judged by the Sub-Adviser to present acceptable credit risk to the Fund. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage Risk” in this Prospectus. If the Fund uses credit default swaps to leverage its portfolio, the Fund will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

•	Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.

•	Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.
     Repurchase Agreements. The Fund may invest up to 33 1/3% of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board, the Sub-Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at relatively low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Reverse Repurchase Agreements. A reverse repurchase agreement is an investment technique under which the Fund sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The repurchase price is generally higher than the Fund’s sale price. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to any restrictions on borrowing.
     Reverse repurchase agreements are also generally subject to earmarking and coverage requirements, with the result that the Fund will designate on its books and records on an ongoing basis cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.
     Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to setoff certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the Trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
     Mortgage-Backed Securities. The Fund may invest a portion of its assets in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Sub-Adviser, it is possible that the Fund could lose all or substantially all of its investment.
     The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
     Illiquid Securities. Substantially all of the equity securities in which the Fund intends to invest are traded on a national securities or foreign exchange or in the over-the-counter markets. The Fund may, however, invest without limitation in illiquid securities (i.e., securities that at the time of purchase are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell the investment promptly and at an acceptable price.
     In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Sub-Adviser, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.
     Although one or more of the other risks described herein may apply, the largest risks associated with illiquid and restricted securities include liquidity risk.
     When-Issued and Forward Commitment Purchases. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
     Securities Lending. The Fund may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Sub-Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment (although it may not always be able to call the loan in time to vote or consent, or may choose not to for various reasons).
     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. The Fund will lend portfolio securities only to firms that are judged by the Sub-Adviser to present acceptable credit risk.
     Futures Contracts and Options on Futures Contracts. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
     Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods of adverse market conditions, during periods in which Sub-Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it would not be in the best interest of the Fund to do so or pending reinvestment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. Sub-Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s securities may be adversely affected, and the Fund may not pursue or achieve its investment objectives.

     Frequent Trading. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. See “Tax Matters.”
Use of Leverage
     The Fund has no present intention to use leverage although it reserves the flexibility to do so in the future. If it elects to use leverage, the Fund may employ leverage through borrowings such as through loans or lines of credit from banks or other credit facilities, the use of reverse repurchase agreements, the issuance of commercial paper and/or the issuance of Preferred Shares. The Fund may also employ leverage through borrowings by entering into certain transactions that involve obligations to make future payments to third parties, in respect of which the Fund does not segregate cash or liquid securities and which are not otherwise covered. Such transactions include, but are not limited to, swap contracts, the purchase of securities on a when-issued or forward commitment basis, forward contracts, futures and reverse repurchase agreements. These transactions will not be considered borrowings by the Fund to the extent the Fund segregates cash or liquid securities in connection with them, or otherwise covers them. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in a total amount of up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund in the future may decide to leverage through the issuance of Preferred Shares, in which case it may employ leverage in a total amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage). The Fund may borrow from banks and other financial institutions. If leverage is used, the costs of issuing and servicing Preferred Shares or other borrowings will be borne by the Fund and indirectly by all of its common shareholders.
     There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
     When leverage is employed, the net asset value and market price of the shares and the yield to holders of shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest on the borrowing, will augment the Fund’s returns. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and distributions on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
     Because the investment advisory and sub-advisory fees paid to the Investment Adviser and the Sub-Adviser are calculated on the basis of the Fund’s average daily Total Managed Assets (as defined below under “Management of the Fund — Investment Adviser”), which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to the Investment Adviser and the Sub-Adviser will be higher (and the Investment Adviser and the Sub-Adviser will be benefited to that extent) when leverage is utilized.
     If used, the Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations — Leverage Risk.”
Fundamental and Other Investment Policies
     Except as otherwise noted, the Fund’s investment objective and policies are non-fundamental and may be changed by the Fund’s Board without prior notice to or approval of the Fund’s shareholders. The Fund’s investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities may be changed by the Board without shareholder approval following 60 days’ prior written notice to shareholders.

RISK FACTORS AND SPECIAL CONSIDERATIONS
     The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objectives. Your common shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.
Newly Organized
     The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.
Investment Risk
     Investing in the Fund involves certain risks and the Fund may not be able to achieve its investment objectives for a variety of reasons, including, among others, the possibility that the Fund may not be able to implement the Option Strategy as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The market price of a common share may decrease even though its net asset value increases. You cannot redeem your shares from the Fund at net asset value. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible. The Fund’s Option Strategy has not been applied in any stock portfolio managed by the Sub-Adviser. Even if the Fund’s stocks appreciate, the value of the Fund may not.
Equity Securities Risk
     The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to interest rate risk and credit risk.
Micro, Small and Mid-Cap Companies Risk
     Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large or mega-cap companies. There may be less trading in such companies’ securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large or mega-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.
Writing and Purchasing Options Risk
     A principal aspect of the Fund’s investment strategy involves writing and purchasing options primarily on various equity market indexes and to a lesser extent on individual securities. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and may be subject to greater credit risk. OTC options also involve greater liquidity risk.
     This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.
     The Fund intends to write and purchase options on a variety of equity market indexes; however, it does not intend to have a portfolio of securities that mirrors the securities in any particular equity market index. As a result, during a period when the Fund has outstanding options, the market, as measured by the S&P 500 Index, may appreciate or depreciate to a greater extent than the securities in the Fund’s portfolio. If the options written are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation or depreciation on securities in its own portfolio but also an amount representing the greater appreciation or depreciation experienced by the securities in the S&P 500 Index that the Fund does not own. If, in the case of call options, at a time the call options may be exercised, the securities underlying these options have market values above the exercise price, then these options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In the case of put options, if the value of underlying securities are below the exercise price, then the Fund will be obligated to take the securities from the option holder or deliver the cash value of the securities in exchange for the strike price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceeds the sum of the premium the Fund received from writing the options and the exercise price of the options, which loss may be very substantial.
     To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from changes in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the option, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option.
     To the extent the Fund writes an uncovered call option, in that the Fund does not own the underlying security on which the option is written, there is a risk that the market value of the underlying security could increase, in which case the Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. Writing “uncovered” or “naked” call options could potentially expose the Fund to unlimited losses.
     Additionally, to the extent all or part of the Fund’s put options are not “covered”, in that the Fund does not hold a short position in the underlying security or index, the Fund takes on the exposure to further declines in the underlying security or index below the exercise price of the option. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.
     Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security, in the case of a call option, or take the underlying security from the option holder, in the case of a put option, at the exercise price. Thus, the writing of options may require the Fund to buy or sell portfolio securities at inopportune times and may limit the amount of appreciation the Fund can realize.
     The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer/take ownership of a stock or other instrument to physically settle) on any written options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by shareholders.
     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.
     Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less, as a percentage, than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
     The Fund may buy and sell written options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its Option Strategy will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

Quantitative Model Risk
     The Sub-Adviser may use a quantitative model in connection with, among other things, the Option Strategy. If the Fund uses a quantitative model, the Sub-Adviser would manage the Fund’s portfolio, or a portion thereof, by selecting investments based upon a multi-factor proprietary model designed by the Sub-Adviser. With respect to the Option Strategy, the Sub-Adviser’s quantitative model utilizes a formula that determines the notional amount of options to purchase based on the notional amount of options written, the premium received on those options and the cost of purchasing options. The success of the Fund’s Option Strategy depends on the Sub-Adviser’s skill in designing and using its analytical model as a tool for managing the Fund’s use of options. A flaw in the design of an analytical model, such as failing to incorporate material factors into the model or using incorrect or incomplete assumptions in the model, may result in the Fund having a lower return than if the Option Strategy was managed using an alternative investment management strategy.
Special Risks of Derivative Transactions
     In addition to the Option Strategy, the Fund may use other derivatives, such as, among others, futures, swaps (including credit default swaps), foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), which involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income or excise taxes. Therefore, the Fund’s investments in derivative instruments may be limited by these or other U.S. federal income tax considerations. In addition, derivatives can make the Fund’s assets less liquid and harder to value, especially in declining markets. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”
Counterparty Risk
     The Fund will be subject to credit risk with respect to the counterparties to the OTC derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Non-U.S. Securities Risk
     The Fund may invest without limit in securities of companies organized outside the United States. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

     Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Although the Adviser will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities.
     The value of the non-U.S. securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of the Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in Non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Tax Matters” below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
     As a result of these potential risks, the Sub-Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser, have had no or limited prior experience.
Emerging Markets Risk
     Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Foreign Currency Risk
     A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Debt and Other Securities Risk
     Debt securities, including investment grade and non-investment grade securities, are subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. In addition, investments in debt securities are subject to the risks described below.

     Prepayment Risk. If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
     Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. In addition, the premiums from writing options and amounts available from the Fund’s option activities may decrease in declining interest rate environments.
     Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate debt securities, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate debt securities have a lower level of inflation risk.
     U.S. and Foreign Government Debt Securities Risk. The Fund may invest in U.S. and non-U.S. government debt securities. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.
     A foreign government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or a failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a foreign government entity has not repaid may be collected.
Credit Risk
     Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is also present in the Fund’s OTC Derivatives Transactions because the Fund’s ability to collect payments depends on the creditworthiness of the counterparty. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.
Preferred Securities Risk
     To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

     Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet received such income. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.
     Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.
     Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
     In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the Fund or special purpose entity’s rights as a creditor under the agreement with its operating company.
     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.
ETF Risk
     The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index (or a multiple or inverse of the index), it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. If the Fund invests in ETFs, common shareholders would bear not only the Fund’s expenses (including management fees) but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. The Fund may also invest in leveraged ETFs and ETFs that are designed to track the inverse of an index.
Restricted and Illiquid Securities Risk
     Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Sub-Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act of 1933 at the Fund’s expense, the Fund’s expenses would be increased.

Initial Public Offerings Risk
The Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, the Fund may not have access to or invest in IPOs that are ultimately profitable for investors. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Asset-Backed Securities Risk
Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.
Mortgage-Backed Securities Risk
A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature once all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as that of other fixed income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.
Timely payment of interest and principal of mortgage-backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased or held by the issuer. Private insurers may not, however, be able to meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime or “Alt-A” mortgages. These types of mortgages are made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. In addition, “interest only” mortgage-backed securities present a heightened risk of total loss of investment.
The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. These markets may not become more liquid or less volatile, and it is possible that the value of these securities could decline further.
Tax Risk
     The Fund’s strategy of writing and buying options on various equity market indexes, single securities or baskets of securities and ETFs involves complex rules that will determine for income tax purposes the amount, character and/or timing of recognition of the gains and losses the Fund realizes in connection therewith. The application of these special rules will therefore also affect the amount, character and/or timing of distributions made by the Fund, and could increase the amount of taxes payable by a shareholder as well as accelerate the time for the payment of taxes. See “Tax Matters.”

Management Risk
     The Fund is subject to management risk because its portfolio is actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the Fund’s ability to identify and invest in attractive opportunities is dependent upon the Sub-Adviser. If one or more key individuals leave the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objectives.
Leverage Risk
     If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, commercial paper, notes or other types of borrowing will have seniority over the common shares.
     The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. In addition, because the fees received by the Investment Adviser are based on the average daily Total Managed Assets of the Fund (including assets acquired with leverage), these fees will be higher if the Fund uses leverage. In addition, the Investment Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and the common shareholders, on the other hand. The Investment Adviser is legally obligated to disregard that incentive when making investment decisions. The Investment Adviser and the Board will periodically review the Fund’s use of leverage (e.g., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to leverage (e.g., the relative benefits and costs of borrowing versus issuing Preferred Shares).
     If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) consolidate or merge into or with any person, other than as permitted by the applicable credit agreement, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. Any limitation on the Fund’s ability to pay distributions could impair the ability of the Fund to meet the RIC distribution requirements and avoid Fund-level U.S. federal income and/or excise taxes. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.
Preferred Share Risk
     Preferred share risk is the risk associated with the issuance of Preferred Shares to leverage the common shares. If Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. The Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares, including higher advisory fees. Accordingly, the issuance of Preferred Shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the Preferred Shares approach the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the Preferred Shares exceed the net rate of return on the Fund’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued Preferred Shares.
     Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s investment portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low prices may result in capital loss and may reduce returns to the holders of common shares.
     If Preferred Shares are issued, holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Fund’s affairs. If Preferred Shares are issued, holders of Preferred Shares, voting separately as a single class, would have the right to elect two members of the Board at all times. The remaining members of the Board would be elected by holders of common shares and Preferred Shares, voting as a single class. The Investment Company Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.
     If the Fund issues Preferred Shares, the Fund would likely seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund expects that, at any time when Preferred Shares were outstanding, the composition of its investment portfolio would reflect guidelines established by any rating agencies, including for example, asset coverage requirements that are more restrictive than those under the Investment Company Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in higher rated debt securities and certain mandatory redemption requirements relating to the Preferred Shares. Any guidelines imposed by rating agencies with respect to Preferred Shares would be consistent with the Fund’s established objectives, strategies and policies however, no assurance can be given that such guidelines would be more or less restrictive than these examples. These restrictions may require the Fund to alter its investment strategy and invest in different types of assets some of which may be lower yielding or result in fewer opportunities for capital appreciation. No minimum rating is required for the issuance of Preferred Shares by the Fund.
Frequent Trading Risk
     Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable to individual shareholders when distributed to them at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return.

Market Disruption and Geopolitical Risk
     The aftermath of the wars in Iraq and Afghanistan, and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Sub-Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Securities Lending Risk
     The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. In addition, voting rights with respect to loaned securities generally pass to the borrower. The Fund, as the lender, retains the right to recall the loans and obtain the return of the securities loaned in order to vote the loaned securities. The Fund will generally seek to recall securities on loan in order to vote on matters if the result of the vote may materially effect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the indirect or direct costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund. All of the aforementioned risks may be greater for non-U.S. securities.
Investment and Market Discount Risk
     An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.
Risks of Non-Diversification and Other Focused Strategies
     While the Sub-Adviser invests in a number of equity and debt instruments issued by different issuers and employs multiple investment strategies with respect to the Fund’s investment portfolio, it is possible that a significant amount of the Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Fund’s investment portfolio in any one issuer would subject the Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Fund’s investment portfolio in any one investment strategy would subject the Fund to a greater degree of risk than if the Fund’s investment portfolio were varied in its investments with respect to several investment strategies.
Risks of Investing in a Fund with Anti-Takeover Provisions
     The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a price higher than the then-current market price of the common shares, or at net asset value. See “Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Risks Related to Current Market Conditions
     Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.
     In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on the Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for the Fund to use leverage to the degree desired, or make any such leverage more expensive (for example, by increasing interest expense).
Not a Complete Investment Program
     The Fund is intended for investors seeking a high level of current income and long-term capital appreciation. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Power to Classify and Issue Additional Stock
     The Fund’s Agreement and Declaration of Trust authorizes the Fund to issue additional shares of stock. The Board also may classify or reclassify any unissued shares of stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its shareholders, amend the Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Capital Structure — Other Shares”.
New Types of Securities
     From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this Prospectus. The Fund reserves the right to invest in these securities if the Sub-Adviser believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund’s investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Liquidity/Listing of Fund’s Shares
     The Fund’s common shares are expected to be approved for listing on the [   ], subject to notice of issuance, under the trading or “ticker” symbol “[   ].” There is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that, should the [   ] authorize the Fund to list its shares, the Fund will be able to maintain the listing of its shares on the [   ].
Asset Segregation
     When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or forward commitment basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the Commission and its staff.

General Economic and Market Conditions
     The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.
MANAGEMENT OF THE FUND
Trustees and Officers
     The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser and the Sub-Adviser. There are currently [__] trustees of the Fund. [_] of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
Investment Adviser
     The Fund’s investment manager is Highland Funds Asset Management, L.P., located at 13455 Noel Rd, Suite 900, Dallas, Texas 75240. As of September 30, 2011, the Investment Adviser had assets under management of approximately $3 billion.
     Responsibilities. The Investment Adviser serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.
     The Investment Adviser has retained Brookmont as a sub-adviser to manage the Fund’s portfolio investments. See “—The Sub-Adviser” below.
     Compensation. The Fund will pay the Investment Adviser a fee for the services provided. Under the Investment Advisory Agreement (the “Investment Advisory Agreement”), the fee will be at the annual rate of [   ] of the Fund’s average daily Total Managed Assets, payable monthly in arrears. “Total Managed Assets” means the total assets of the Fund minus accrued liabilities, other than liabilities in connection with any borrowings. Borrowings include, without limitation, borrowings for purposes other than investment purposes, if any, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities. In addition, the Investment Adviser will serve as administrator to the Fund. For its services as administrator, the Investment Adviser will receive compensation at an annual rate of [   ]% of the Fund’s average daily Total Managed Assets payable monthly in arrears.
     Potential Conflicts of Interest. If the Fund employs leverage, the Investment Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage. Furthermore, the Investment Adviser will also benefit to the extent that the Fund’s Total Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.
     In addition to the investment advisory fee of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with the Investment Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Fund’s registrations with the Commission and other jurisdictions and taxes, if any.
     The Investment Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Sub-Adviser
     The Fund’s sub-adviser is Brookmont Capital Management, LLC, located at 2000 McKinney Avenue, Suite 810, Dallas, Texas 75201. As of August 31, 2011, the Investment Adviser had assets under management of approximately $200 million.
     Responsibilities. Brookmont Capital will serve as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Investment Adviser and the Fund’s Board of Trustees, the Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.
     Compensation. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for the Sub-Adviser’s services.
     Potential Conflicts of Interest. If the Fund employs leverage, the Sub-Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage. Furthermore, Sub-Adviser will also benefit to the extent that the Fund’s Total Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.
     The Sub-Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Sub-Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Sub-Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Sub-Adviser does not believe there will be frequent conflicts of interest, if any, the Sub-Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Sub-Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Selection of Securities Brokers
     The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to [   ], a broker-dealer affiliate of the Investment Adviser, and (ii) pay commissions to brokers other than [   ], that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.
Portfolio Managers
     The Fund’s portfolio initially will be managed by Robert Bugg of Brookmont Capital Management, LLC. The investment decisions are not subject to the oversight, approval or ratification of a committee.
     Robert Bugg, CFA. Mr. Bugg is a Principal and Chief Investment Officer of the Sub-Adviser, is the Portfolio Manager for the Fund and is solely responsible for the day-to-day management of the Fund’s portfolio. Mr. Bugg founded the Sub-Adviser in January 2008. Prior to that, he served as a Senior Investment Manager with Comerica Bank’s Asset Management Department, where he helped launch the Dividend Income Strategy in 2000, and served as Portfolio Manager and Equity Analyst for AMSouth Bank and SunTrust Bank, where he managed the dividend equity strategy and managed ETF strategy. Mr. Bugg is a graduate of Huntingdon College where he received B.A. degrees in both Marketing and History. He earned a Master of Business Administration from the University of Alabama and is a Chartered Financial Analyst (CFA). Mr. Bugg currently manages the Dividend Equity Strategy separate account for Brookmont.
Administrator/Sub-Administrator
     Under an administration services agreement dated [         ], the Investment Adviser provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. The Investment Adviser will receive an annual fee, payable monthly, in an amount equal to [   ]% of the average daily value of the Fund’s Total Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. The Investment Adviser may waive a portion of its fees. [Under a separate sub-administration services agreement, dated [         ], the Investment Adviser has delegated certain administrative functions to [   ], at an annual rate, payable by the Investment Adviser, of [         ]% of the average daily value of the Fund’s Total Managed Assets. [   ] has its principal office at [   ]. ]
Distributions
     Subject to market conditions, we expect to declare the initial distribution on the Fund’s common shares within approximately [45 to 60] days after completion of this offering and to pay that initial distribution approximately [60 to 90] days after completion of this offering. There can be no assurance that the Fund will declare the initial distribution on common shares or pay the initial distribution within the anticipated timeframe, and the Board retains discretion as to such matters. Thereafter distributions are expected to be declared and paid monthly, from the Fund’s current net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses), depending on market conditions.
     The Fund expects to receive all or substantially all of its current income and gains from the following sources: (i) capital gains (short-term and long-term) upon the sale of portfolio securities (ii) capital gains (short-term and long-term) upon the exercise, lapse or other disposition of its option positions, including from premiums received on its written options, and upon the sale of portfolio securities and (iii) dividends received by the Fund that are paid on the equity securities in its portfolio.
     As a result of its monthly distributions, the Fund expects to distribute to shareholders all or substantially all of its investment company taxable income (that is, generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) annually. The Fund also expects to distribute to shareholders all or substantially all of its net long-term capital gains (that is, the excess, if any, of net long-term capital gains over net short-term capital losses) annually. The Fund will generally only make one payment of net long-term capital gains (if any) annually.

     Various factors will affect the level of the Fund’s current income and capital gains and the tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged “qualified dividend income” or long-term capital gains or what the tax rates on various types of income will be in future years. See “Tax Matters” below for more information.
     To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and capital gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, subsequent distributions of such income and gains and from capital, if any, will be deducted from the Fund’s net asset value.
     Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Distributions” and “Dividend Reinvestment Plan.”
Managed Distribution Policy.
     The Investment Adviser may apply to the Commission for an exemptive order under the Investment Company Act to permit funds managed by the Investment Adviser, including the Fund, to include the funds’ net realized long-term capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). The Investment Adviser does not view approval of the exemptive order as a critical component to the Fund’s plan of distribution since net short-term capital gains are allowed to be distributed as frequently as the Fund determines.
     Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. Distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net long-term capital gain were less than the amount of the distribution, the difference would be distributed first from the Fund’s undistributed net investment income, net long- and short-term capital gains and then from the Fund’s assets, resulting in a return of capital. A return of capital is a return of your original investment. Shareholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully. The ultimate tax characterization of the Fund’s distributions (e.g., as ordinary capital gain or return of capital) made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. At the beginning of each calendar year, the Fund will send you a statement showing how much you have received in distributions in the prior year and the distributions’ tax character.
     There can be no assurance that the Commission staff will process an application by the Investment Adviser for an exemptive order on a timely basis or ever, or that the Commission will grant the requested relief or, if granted, that the Fund’s Board will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is currently permitted under the Investment Company Act (generally, once per tax year), thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. The Board of the Fund reserves the right to change the distribution policy from time to time.
DIVIDEND REINVESTMENT PLAN
     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all distributions declared for your common shares of the Fund will be automatically reinvested by [        ] (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed

directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by [       ], as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting [   ], as distribution disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you.
     The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
     If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
     If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.
     In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to U.S. federal (and possibly state and local and other) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See the section “Tax Matters” for more information. Participants who request a sale of shares through the Plan Agent are subject to a $[   ] sales fee and pay a brokerage commission of $[   ] per share sold.
     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     All correspondence concerning the Plan should be directed to the Plan Agent at [   ].
DESCRIPTION OF CAPITAL STRUCTURE
Common Shares
     The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 31, 2011. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
     The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
     The Fund has no present intention of offering any additional shares other than common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.
     The Fund’s common shares are expected to be listed on the [   ] under the trading or “ticker” symbol “[___].” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See “Summary of Fund Expenses.”
     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the [   ] or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Repurchase of Common Shares.”

Preferred Shares
     The Agreement and Declaration of Trust provides that the Fund’s Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
     Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering and may fix the terms of the Preferred Shares to be offered.
Other Shares
     The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

Credit Facility
     If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third (33 1/3%) of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) consolidate or merge into or with any person, other than as permitted by the applicable credit agreement, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the Investment Company Act. Any limitation on the Fund’s ability to pay distributions could impair the ability of the Fund to meet the RIC distribution requirements and avoid Fund-level U.S. federal income and/or excise taxes. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund.
CLOSED-END FUND STRUCTURE
     The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES
     Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the Fund’s common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.
     There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any borrowings. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.
NET ASSET VALUE
     The net asset value of the common shares of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.
Valuations
The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:
•	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

•	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

•	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

•	The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board.
When determining the fair value of an asset, the Investment Adviser seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the Investment Adviser deems relevant.

TAX MATTERS
     The following is a summary of some of the important U.S. federal income tax considerations affecting the Fund and its common shareholders that are “United States persons” within the meaning of the Code, and does not address any state, local, foreign or other tax consequences. It reflects provisions of the Code, existing Treasury regulations, and other applicable authority, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretations. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in common shares of the Fund. For example, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plans or IRAs), financial institutions, and shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction. This summary assumes that investors hold Fund common shares as capital assets (within the meaning of the Code). Your investment in the Fund may have other tax implications. Please consult your tax advisor about U.S. federal, state, local, foreign or other tax laws applicable to you, as tax matters are very complex and the tax consequences to an investor of an investment in the Fund’s common shares will depend on the facts of his, her or its particular situation. For more information, including a summary of certain tax consequences of investing in the common shares of the Fund for non-U.S. persons, please see the Statement of Additional Information under “Tax Matters.”
     The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and to be eligible to be treated as such. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a RIC would result in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund reserves the right to pay the excise tax when circumstances warrant.
     Certain of the Fund’s investment practices, in particular its Options Strategy and other Derivative Transactions and short sales of equity securities, as well as its investments in certain types of securities, such as debt obligations issued or purchased at a discount and preferred stock, will be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) accelerate the recognition of income, (iv) convert short-term losses into long-term losses, (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time a purchase or sale of stock or securities is deemed to occur, (vii) cause adjustments in the holding periods of the Fund’s securities, and/or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions will therefore affect the amount, timing and/or character of distributions to shareholders, and could increase the amount of taxes payable by shareholders as well as accelerate the time for payment of taxes. [In particular because of its Options Strategy and short sales of equity securities, the Fund expects that a substantial portion of its income will consist of net short-term capital gains, which, when distributed to shareholders, is treated and taxable to shareholders as ordinary income.] The Fund may be required to, among other things, dispose of securities, including at potentially disadvantageous times or prices, to (i) mitigate the effect of these, as well as certain of the other provisions described above, (ii) prevent the Fund’s disqualification as a RIC, or (iii) avoid incurring Fund-level U.S. federal income or excise taxes.
     Special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. The application of these special rules may accelerate or increase the Fund’s recognition of ordinary income, and affect the timing, amount and/or character of distributions made by the Fund. In addition, dividend, interest, capital gains and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. Foreign taxes paid by or withheld from the Fund will reduce the return from the Fund’s underlying investments. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of foreign securities, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.
     Distributions paid to shareholders by the Fund from its net realized long-term capital gains (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports as capital gain dividends (“capital gain dividends”) are generally taxable to you as long-term capital gains, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. All other dividends paid to you by the Fund (including dividends from net investment income and from short-term capital gains (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its earnings and profits are generally taxable to you as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund levels. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The effect of certain of the special tax rules described above on the Fund’s Options Strategy may bear adversely on the Fund’s ability to designate distributions attributable to dividends received on its portfolio securities as qualified dividend income (for individual shareholders) or as eligible for the corporate-dividends received deduction (for corporate shareholders). The Fund cannot assure you what percentage of the distributions paid on common shares, if any, will consist of tax-advantaged qualified dividend income or be eligible for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in the shares, and thereafter as capital gain.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund through the Dividend Reinvestment Plan. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
     The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents, in part, a return of your invested capital.
     The Fund will send you information after the end of each year calendar setting forth the amount and tax status of any distributions paid to you by the Fund.
     If you sell or otherwise dispose of common shares of the Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive in exchange for such shares. Any such gain or loss generally will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.
     New rules enacted in March 2010 generally impose a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. The IRS has issued only very preliminary guidance with respect to these new rules. Very generally, beginning in 2013, these rules will require that distributions to a common shareholder by the Fund, including the redemption of shares, be subject to the 30% withholding tax, unless the common shareholder provides certain information, certifications, or other documentation, as the Fund (or your intermediary) requires, to comply with the new rules. For more information, see the Statement of Additional Information.

     The Fund (or your intermediary) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and any redemption proceeds payable to a non-corporate shareholder who fails to provide the Fund (or your intermediary) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
     THE FOREGOING IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Affiliations
     The Investment Adviser is currently affiliated with [       ], a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is indirectly controlled by the principals of Investment Adviser. Part of the estimated offering and organizational expenses of $[___] includes a reimbursement to [       ] of up to [___]% (which will be up to $[___]) for distribution assistance. [       ] will provide distribution assistance in connection with the sale of the common shares of the Fund by coordinating the “road show,” and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, [       ]’s representatives, who are internal or external wholesalers registered with FINRA through [       ], will participate and engage in the road show by giving presentations about the Fund to branch offices of the underwriters. The payment by the Fund to [       ] of $[___] will be used solely to pay for the compensation to such wholesalers, [       ]’s assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse [       ] for the reasonable out-of-pocket expenses related to the road show. With the exception of the foregoing, [       ] will not receive any compensation for its distribution assistance in connection with this offering and, absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that the Fund may incur in agency transactions with [       ] may be more or less than what would be paid in an arms-length transaction.
CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT
     The Custodian of the assets of the Fund will be [       ]. The Custodian will perform custodial, fund accounting and portfolio accounting services. [       ] will serve as the Fund’s transfer agent with respect to its common shares.
     [       ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.
UNDERWRITING
     Subject to the terms and conditions stated in the [underwriting/purchase] agreement dated         , each Underwriter named below, for which [       ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Number of
Underwriter	Common Shares
Total

     The [underwriting/purchase] agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.
     The Underwriters are obligated to purchase all the common shares sold under the [underwriting/purchase] agreement if any of the common shares are purchased. In the [underwriting/purchase] agreement, the Fund, the Investment Adviser has agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 (the “1933 Act”) or to contribute payments the Underwriters may be required to make for any of those liabilities.
Commissions and Discounts
     The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of [$ ] per common share. The sales load the Fund will pay of [$0.90] per share is equal to [4.5%] of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of [$0.60] per share on sales to other dealers. After the initial public offering, the public offering price, concession, and discount may be changed. Investors must pay for any common shares purchased through the initial public offering on or before [      ].
     The following table shows the public offering price, estimated offering expenses, sales load and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share		Without Option		With Option
Public offering price	$	[20.00]	$	[ ]	$	[ ]
Sales load	$	[0.90]	$	[ ]	$	[ ]
Estimated offering expenses	$	[ ]	$	[ ]	$	[ ]
Proceeds, after expenses, to the Fund	$	[ ]	$	[ ]	$	[ ]
Overallotment Option
     The Fund has granted to the Underwriters an option to purchase up to [   ] additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that Underwriter’s initial amount reflected in the above table.
Price Stabilization, Short Positions and Penalty Bids
     Until the distribution of the common shares is complete, the Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund’s common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, or maintain, that price.
     If the Underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this Prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize the price or to reduce a short position may cause the price of the Fund’s common shares to be higher than it might be in the absence of such purchases.
     Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the

Underwriters makes any representation that the representative Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
     The Fund has agreed not to offer or sell any additional common shares for a period of [[180 days]] after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the [purchase/underwriting] agreement and certain transactions relating to the Fund’s Plan.
     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.
     One or more of the Underwriters of the common shares may also act as an underwriter of the Fund’s preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.
     The common shares will be sold in such a manner as to ensure that [       ] distribution standards (that is, round lots, public shares and aggregate market value) will be met.
Additional Compensation to Be Paid by Investment Adviser to an Underwriter
[To be added by amendment]
Other Relationships
[To be added by amendment]
LEGAL MATTERS
     Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts and for the Underwriters by [___].
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [       ] serves as the independent registered public accounting firm of the Fund and will annually audit the financial statements of the Fund. [       ] is located at [       ].
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements, and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Commission.
     The Fund expects the common shares to be listed on the [       ] under the trading or “ticker” symbol “[       ].” Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the [       ].
     This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the 1933 Act and the Investment Company Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).
PRIVACY POLICY
We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.
Collection of Information. We may collect nonpublic personal information about you from the following sources:
•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.
Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
[TO BE ADDED BY AMENDMENT]

Shares
Highland Premium DIVIDEND Fund
Common Shares of Beneficial Interest
$20.00 per Share
PROSPECTUS
[   ]
[List of Underwriters]
Until [   ], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion
Preliminary Statement of Additional Information
Dated ____, 2011
HIGHLAND PREMIUM DIVIDEND FUND
STATEMENT OF ADDITIONAL INFORMATION
     Highland Premium Dividend Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) with no operating history. This statement of additional information (the “Statement of Additional Information” or “SAI”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ______, 2011 (the “Prospectus”). This Statement of Additional Information (the “SAI”) does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-877-665-1287. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.
     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.
This Statement of Additional Information is dated ______, 2011.

THE FUND
     Highland Premium Dividend Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust. Highland Funds Asset Management, L.P. (the “Investment Adviser”) serves as the Fund’s investment adviser and provides administration services to the Fund and oversight of the sub-adviser. Brookmont Capital Management, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and, subject to the oversight of the Fund’s Board of Trustees and the Investment Adviser, provides investment advisory services to the Fund.
USE OF PROCEEDS
     Pending investment in securities that meet the Fund’s investment objective and its policies and strategies, the net proceeds of this offering will be invested in short-term debt securities of the type described under “Investment Policies and Techniques — Short-Term Debt Securities.” We currently anticipate that the Fund will be able to invest primarily in securities that meet the Fund’s investment objective and its policies and strategies within approximately three months after the completion of this offering.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
     Fundamental Policies. Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding"1 common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
(1) purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;
(3) underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;
(4) purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;
(5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) (or any successor agency) as a commodity pool; and
(6) lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.
     Non-Fundamental Policies. The Fund is also subject to the following non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may not:

[1]	When used with respect to shares of the Fund, “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

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(1) borrow on margin, notwithstanding fundamental investment restriction number 2 above, unless such activity is permitted by applicable law;
(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder. Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As currently relevant to the Fund, the Investment Company Act requires an asset coverage of 200% for a closed-end fund issuing preferred shares and 300% for a closed-end fund issuing borrowings (excluding temporary borrowings). Although the Fund’s ability to borrow will be restricted by the asset coverage requirement of the Investment Company Act described in fundamental policy number 2 above, it is expected that any lender from whom the Fund borrows may be granted a security interest over all the Fund’s assets. Depending on the particular terms of the arrangement, such a security interest may, in certain circumstances, impede the Fund’s ability to purchase and sell assets. Notwithstanding this, the Board retains ultimate discretion over the Fund’s investment objectives, strategies and policies.
     In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Fund’s investments must meet certain diversification requirements. See “Tax Matters.”
     The percentage limitations applicable to the Fund’s portfolio described in the Prospectus and this Statement of Additional Information apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.
INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the Prospectus.
Short-Term Debt Securities
     For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:
(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; and (c) the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), whose securities had historically been supported by the discretionary authority of the U.S. government to purchase certain obligations of the agencies or instrumentalities but which are now in U.S. government receivership. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, because

3

the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Equity Securities
     The Fund may invest in various types of equity securities including preferred stock, convertible securities, warrants and depository receipts.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

4

     Depository Receipts. The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
Variable and Floating Rate Instruments
     The Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Fund may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Fund. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights.
     Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss, with respect to such instruments.
Derivative Transactions and Risk Management
     Consistent with its investment objectives and policies set forth in the Prospectus and in addition to its Option Strategy (see “Option Strategy” in the Prospectus), the Fund may also enter into certain risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Fund to manage them successfully will depend on the Investment Adviser’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Fund may use include, without limitation, those described below.
     Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Fund may engage in various forward currency contract strategies, including without limitation the following:

5

•	The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

•	The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency

•	The Fund may also purchase forward currency contracts to enhance income when the Sub-Adviser anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Fund’s existing investments are denominated.

•	The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Sub-Adviser anticipates that there will be a correlation between the two currencies.

•	The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

•	When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

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     Put and Call Options on Securities and Indices
     In addition to its Option Strategy, the Fund may purchase and sell put and call options on securities and indices. Options on securities indices (“index options”) are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.
     A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a security could protect the Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.
     When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange-listed options and over the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.
     All call options sold by the Fund must be “covered” as long as the call option is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). In addition, all put options sold by the Fund must be “covered” as long as the put option is outstanding (i.e., the Fund must own assets consisting of cash or securities having a value not less than the exercise price).
     The Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.
     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.
     Interest Rate Transactions. Among the Derivative Transactions in which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in

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the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
     The Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are entered into for good faith risk management purposes, the Sub-Adviser and the Fund will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are judged by the Sub-Adviser to present acceptable credit risk to the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.
     Futures Contracts and Related Options
•	Characteristics. The Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

•	Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

•	Limitations on Use of Futures and Options on Futures. The Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

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     Credit Default Swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
     Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are judged by the Sub-Adviser to present acceptable credit risk to the Fund. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage Risk” in the Prospectus. If the Fund uses credit default swaps to leverage its portfolio, the Fund will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     Segregation and Cover Requirements. Futures contracts, interest rate swaps and certain other swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the Securities and Exchange Commission (the “Commission”), with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records on an ongoing basis cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund’s net obligations with respect to such instruments.
     Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
Additional Characteristics and Risks of Derivative Transactions
     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Fund will engage in Derivative Transactions. The Fund will engage in such activities in the Sub-Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Fund occur. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. The Fund’s Derivative Transactions may accelerate and/or increase the amount of taxes payable by shareholders. In addition, the Fund’s ability to engage in certain Derivative Transactions may be limited by tax considerations. See “Tax Matters” below for more information.
     Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the use of Derivative Transactions for hedging purposes may reduce the risk of loss due to a decline in the value of an underlying securities position, at the same time such use tends to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Derivative Transactions will depend on the Sub-Adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.

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     Regulatory Considerations. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
When-Issued and Forward Commitment Securities
     The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Pay-In-Kind Securities
     The Fund may invest in Pay-in-kind, or “PIK” securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities typically do not receive cash until the final payment date on the security unless such security is sold. In addition, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain PIK securities to accrue interest income with respect to these securities prior to the actual receipt of cash payments. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid liability for U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute income accrued with respect to these securities prior to the Fund’s receipt of cash on these securities and thus may, among other things, dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.
Mezzanine Investments
     The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Loan Participations and Assignments
     The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Fund and only upon receipt by the Lender of the payments by the borrower. In connection

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with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
     The Fund may have difficulty disposing of Assignments and Participations. Because there is no public market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.
Project Loans
     The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. government.
Zero Coupons and Deferred Payment Obligations
     The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current U.S. federal income tax law generally requires the holder of zero-coupon bonds to accrue interest income with respect to these securities prior to the actual receipt of cash payments by the holder. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid liability for U.S. federal income or excise taxes at the Fund level, the Fund may be required to distribute income accrued with respect to these securities prior to the Fund’s receipt of cash on these securities and thus may, among other things, dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements, and may realize gain or loss from such liquidations. In the event the Fund realizes net capital long-term or short-term gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends than they would in the absence of such transactions.
     The Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because the Fund will not receive cash payments on a current basis in respect of income it is required to accrue on these securities for U.S. federal income tax purposes during the period before interest payments begin, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid liability for U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest the Fund actually received. The Fund may be required to, among other things, sell portfolio securities, including under potentially disadvantageous circumstances, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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Real Estate Investment Trusts (“REITs”)
     The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are subject to risks similar to those associated with direct ownership of real estate (including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities), as well as additional risks discussed below.
     REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Foreign Government Debt Securities
     The Fund may invest in debt securities issued by foreign governments, which are sovereign debt obligations. By investing in debt obligations of governmental entities, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a particular country may affect the willingness of a particular government to make or provide for timely payments of its debt obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.
     In addition, the Fund’s investment in debt obligations of supranational entities is subject to the additional risk that one or more member governments may fail to make required capital contributions to a particular supranational entity and, as a result, such supranational entity may be unable to meet its obligations with respect to its debt obligations held by the Fund.
     With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt in a timely basis that led to defaults and the restructuring of certain indebtedness.

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Non-U.S. and Emerging Markets Securities
     Non-U.S. securities are securities of issuers organized outside the United States. Non-U.S. securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to country risk, currency risk, custody risk, and emerging markets risk, each as described below:
     Country risk includes the risks associated with the political, economic, social and other conditions of a foreign country. These conditions include lack of publicly available information and less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the United States (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of the euro for participating European nations in the Economic and Monetary Union (“EU”) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.
     Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.
     Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. The inability of the Fund to make intended security purchases due to such problems could cause the Fund to miss attractive investment opportunities. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.
     Emerging markets risk includes the risks associated with the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities, are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.
Frequent Trading and Portfolio Turnover
     The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Sub-Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly.

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MANAGEMENT OF THE FUND
Trustees
     The board of trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they have held during the last five years in any publicly traded company or any registered investment company (other than funds in the Highland Fund Complex) are shown below. The business address of the Fund, the Investment Adviser and their board members and officers is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.
Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership
     The following provides an overview of the considerations that led the Board to conclude that each individual nominee for Trustee or each individual serving as a continuing Trustee of the Fund should be nominated or so serve, as well as each nominee’s and Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each nominee and continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. Each nominee’s and continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

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				Number of	Experience,
	Position with Fund,		Other	Portfolios in	Qualifications,
	Length of Time	Principal Occupation	Directorships	Highland Fund	Attributes, Skills
	Served and Term of	During Last	During Last	Complex(2) Overseen	for Board
Name and Age	Office(1)	Five Years	Five Years	by Trustee	Membership
R. Joseph Dougherty (Age 41)(3)	Sole Initial Trustee, Chief Executive Officer and President since Fund inception; indefinite term	Team Leader of Highland Capital Management, L.P. (“HCM”) (a registered investment adviser affiliated with HFAM) since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008	None	20	[ ]

[Additional Trustees to be added by amendment]	[ ]	[ ]	[ ]	[ ]	[ ]
(1) [After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves. Mr. Dougherty is expected to stand for re-election in [___].]
(2) The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this SAI.
(3) Mr. Dougherty is deemed to be an “interested person” of the Funds under the Investment Company Act because of his position with the Investment Adviser.
Officers

Position with Fund,
Length of Time
Served and Term of
Name, Address, Age	Office	Principal Occupation During Last Five Years
R. Joseph Dougherty (Age 41)	Sole Initial Trustee, Chief Executive Officer and President since Fund inception; indefinite term	Team Leader of Highland Capital Management, L.P. (“HCM”) (a registered investment adviser affiliated with HFAM) since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 41)	Treasurer (Principal Accounting Officer and Principal Financial Officer) and Treasurer since Fund inception; indefinite term	Senior Retail Fund Analyst of HCM since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 36)	Secretary since Fund inception; indefinite term	Senior Retail Fund Analyst of HCM since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; [ ].

Thomas Surgent (Age __)	Chief Compliance Officer since Fund inception; indefinite term

15

Role of the Board of Trustees, Leadership Structure and Risk Oversight
The Role of the Board of Trustees
     [To be added by amendment]
Board Structure and Leadership
     The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of [ ] Trustees, [ ] of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Trustees”). The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Fund, and as such he participates in the oversight of the Fund’s day-to-day business affairs. The Board believes that Mr. Dougherty’s role as both Chairman of the Board and President and Chief Executive Officer of the Fund facilitates communications between the Investment Adviser and the Board and helps to enhance the remaining Trustees’ understanding of the operations of the Investment Adviser and the Fund. Mr. Dougherty is an “interested person” of the Fund (an “Interested Trustee”) because of his position with the Investment Adviser. The Trustees will meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Board will conduct much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Fund has four committees: (i) an Audit Committee, (ii) a Nominating Committee, (iii) a Litigation Committee and (iv) a Qualified Legal Compliance Committee.
     The Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Fund’s Audit Committee is responsible for (1) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) providing assistance to the Board in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent auditors’ qualifications and independence, and the performance of the Fund’s internal audit function and independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. A current copy of the Fund’s Audit Committee Charter is available on the Fund’s web site at www.highlandfunds.com. The members of the Fund’s Audit Committee are Messrs. [ ], and the Board of the Fund has determined that Mr. [ ] is an “audit committee financial expert,” for purposes of the federal securities laws. Mr. [ ] acts as Chairman of the Audit Committee.
     The Nominating Committee. The Fund’s Nominating Committee is responsible for identifying individuals qualified to serve as Trustees of the Fund and either selecting or recommending Board nominees for election or appointment. A current copy of the Fund’s Nominating Committee Charter is available on the Fund’s web site at www.highlandfunds.com.
     The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, NexBank Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter.
     The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the existence of any relationships that might give rise to a conflict of interest and such other relevant factors that the Nominating Committee considers appropriate in the context of the needs of the Board.

16

     The members of the Nominating Committee are Messrs. [ ]. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Litigation Committee. The Fund has established a Litigation Committee to seek to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Investment Adviser or another client of the Investment Adviser. The members of the Litigation Committee are Messrs. [ ]. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Securities and Exchange Commission (“SEC”) on behalf of the Fund. The QLCC is comprised of Messrs. [ ]. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Fund does not have a Compensation Committee.
     As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year.
     The Fund does not have a lead Independent Trustee. The Board’s leadership structure features all of the Independent Trustees serving as members of each board committee. Inclusion of all Independent Trustees in the committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it is not necessary to designate a lead Independent Trustee.
     The Board will periodically review its leadership structure, including the role of the Chairman. The Board will also complete an annual self-assessment during which it will review its leadership and committee structure and consider whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Investment Adviser’s role in the operation of the Fund’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iv) Mr. Dougherty’s additional role with the Investment Adviser, which enhances the Board’s understanding of the operations of the Investment Adviser.
Board Oversight of Risk Management
     The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Investment Adviser and other service providers are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.
     In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Investment Adviser and other service providers, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal

17

compliance policies and procedures, and will meet with the Fund’s Chief Compliance Officer periodically, including at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee will also meet regularly with the Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.
     The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.
Compensation of Trustees
     The executive officers of the Fund and the trustees who are “interested persons” of the Fund (as defined in the Investment Company Act) receive no direct remuneration from the Fund. Each trustee who is not an “interested person” of the Fund (each an “Independent Trustee”) receives an annual retainer of $[ ] payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based upon relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The trustees do not have any pension or retirement plan. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s fiscal year ending [ ], assuming the Fund will have been in existence for the remainder of its fiscal year.

Total Compensation
	Aggregate	from the Fund and
	Compensation from	Highland Fund
Name of Independent Trustees	the Fund	Complex
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Fund’s trustees in the Fund and the aggregate dollar range of equity securities owned by the Fund’s trustees in all funds overseen by the trustee in the Highland Fund Complex as of September 30, 2011.

		Aggregate Dollar Range
		of Equity Securities
		Overseen by Trustee in
	Dollar Range of Equity	the Family of
	Securities in	Registered Investment
Name of Trustee	the Fund (1)	Companies
Interested Trustee
R. Joseph Dougherty	$0	Over $100,000
Independent Trustees
[ ]	$0	[ ]
[ ]	$0	[ ]
[ ]	$0	[ ]
[ ]	$0	[ ]

(1)	As of the date of this SAI, the Trustees do not own shares in the Fund as the Fund has not commenced operations.

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Proxy Voting Policies and Procedures
     The Board has delegated the voting of proxies for Fund securities to the Sub-Adviser pursuant to the Sub-Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Sub-Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Sub-Adviser’s proxy voting policies and procedures is attached as Appendix B to this SAI. The Fund’s proxy voting record for the most recent 12-month period ending June 30, when available, can be obtained (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Commission’s web site (http://www.sec.gov).
Codes of Ethics
     The Fund, the Investment Adviser and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Investment Adviser
     Highland Funds Asset Management, L.P. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund.
     As described in more detail in the Fund’s Prospectus, in return for its advisory services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to [     %] of the average daily value of the Fund’s Total Managed Assets (the “Advisory Fee”). The accrued fees are payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Investment Adviser may waive a portion of its fees.
Sub-Adviser
     Brookmont Capital Management, LLC serves as the Fund’s sub-adviser pursuant to a Sub-Advisory Agreement between Brookmont and the Fund. Brookmont is controlled by Robert Bugg and Neal Scot by virtue of their respective share ownership in Brookmont.
     The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for the Sub-Adviser’s services. For the period from the commencement of Fund operations through [       ], the fee will be paid monthly at the annual rate of [ ]%.
Potential Conflicts of Interest-Investment Adviser
     The Investment Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Investment Adviser and/or its general partner, limited partners, officers, affiliates and

19

employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Investment Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Investment Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Investment Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Investment Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Investment Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Investment Adviser does not believe there will be frequent conflicts of interest, if any, the Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Potential Conflicts of Interest-Sub-Adviser
     If the Fund employs leverage, the Sub-Adviser will benefit because the Fund’s Total Managed Assets will increase with leverage. Furthermore, Sub-Adviser will also benefit to the extent that the Fund’s Total Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.
     The Sub-Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Sub-Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to

20

fulfill their fiduciary duties to each of the clients for which they have responsibility, the Sub-Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Sub-Adviser does not believe there will be frequent conflicts of interest, if any, the Sub-Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Sub-Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Sub-Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the Investment Company Act. There can be no assurance that the Sub-Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Administration Services
     Pursuant to the Fund’s administration services agreement, the Investment Adviser performs the following services: [(i) prepare monthly security transaction listings; (ii) supply various normal and customary portfolio and Trust statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Fund’s Federal and state tax returns: prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Fund and its contractual service providers; (v) coordinate printing of the Fund’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Fund’s compliance with Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Fund’s counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Fund; assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the Investment Company Act for the officers and trustees of the Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders and coordinate preparation of proxy statements; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the Investment Company Act; (xii) monitor the Fund’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special Board meetings; (xiv) coordinate the preparation, assembly and mailing of Board materials; (xv) attend Board meetings and draft minutes thereof; (xvi) maintain the Fund’s corporate calendar to assure compliance with various filing and Board approval deadlines; (xvii) assist the Fund in the handling of Commission examinations and responses thereto; (xviii) assist the Fund’s chief executive officer and chief financial officer in making certifications required under the Commission’s disclosure forms; (xix) prepare and coordinate the Fund’s state notice filings; (xx) furnish the Fund office space in the offices of the Investment Adviser, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Fund; (xxi) perform clerical, bookkeeping and other administrative services not provided by the Fund’s other service providers; (xxii) determine or oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policies as adopted from time to time by the Board; (xxiii) oversee the maintenance by the Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(2)(iv) of the Investment Company Act and maintain (or oversee maintenance by such other persons as approved by the Board) such other books and records required by law or for the proper operation of the Fund; (xxiv) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; calculate, analyze and prepare a detailed income analysis and forecast future earnings for presentation to the Board; prepare and arrange for the printing of dividend notices to shareholders, as applicable, and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan; (xxv) serve as liaison between the Fund and each of its service providers; (xxvi) assist in monitoring and tracking the daily cash flows of the individual assets of the Fund, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Fund’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources; (xxvii) monitor compliance with leverage tests under the Fund’s credit facility, and communicate with leverage providers and rating agencies; (xxviii) coordinate negotiation and renewal of credit agreements for presentation to the Board; (xxix) coordinate negotiations of agreements with counterparties and the Fund’s custodian

21

for derivatives, short sale and similar transactions, as applicable; (xxx) provide assistance with the settlement of trades of portfolio securities; (xxxi) coordinate and oversee the provision of legal services to the Fund; (xxxii) cooperate with the Fund’s independent registered public accounting firm in connection with audits and reviews of the Fund’s financial statements, including interviews and other meetings, and provide necessary information and coordinate confirmations of bank loans and other assets for which custody is not through DTC, as necessary; (xxxiii) provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Fund as requested; (xxxiv) develop or assist in developing compliance guidelines and procedures; (xxxv) investigate and research customer and other complaints to determine liability, facilitate resolution and promote equitable treatment of all parties; (xxxvi) determine and monitor expense accruals for the Fund; (xxxvii) authorize expenditures and approve bills for payment on behalf of the Fund; (xxxviii) monitor the number of shares of the Fund registered and assist in the registration of additional shares, as necessary; (xxxix) prepare such reports as the Board may request from time to time; (xl) administer and oversee any securities lending program of the Fund; and (xli) perform such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Investment Adviser.] The Investment Adviser shall have the authority to engage a sub-administrator in connection with the administrative services of the Fund, which sub-administrator may be an affiliate of the Investment Adviser; provided, however, that the Investment Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in the administration services agreement. [Accordingly, under a separate sub-administration services agreement, dated [      ], as amended from time to time, the Investment Adviser has delegated certain administrative functions to [      ], at an annual rate, payable by the Investment Adviser, of [      ]% of the average [weekly] value of the Fund’s Total Managed Assets. ]
Portfolio Manager
     The portfolio manager of the Fund is Robert Bugg.
     As of [_________], Mr. Bugg managed the following client accounts:

			Number of	Assets
			Accounts	Subject to a
		Assets of	Subject to a	Performance
	Number of	Accounts	Performance	Fee
Type of Account	Accounts	(in millions)	Fee	(in millions)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]
Compensation
          [To be added by amendment.]
Securities Ownership of Portfolio Managers
     The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, the portfolio manager does not beneficially own any securities issued by the Fund.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Board and the Investment Adviser, the Sub-Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of

22

compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Sub-Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Sub-Adviser to be equitable over time. The Sub-Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Sub-Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Sub-Adviser in a manner designed to be equitable and consistent with the Sub-Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
     In placing orders for the Fund’s portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Sub-Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available. The Sub-Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms participating in a distribution of the Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.
     The Sub-Adviser seeks to obtain “best execution” considering the execution price and overall commission costs paid and other factors. The Sub-Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Sub-Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Sub-Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
Affiliated Brokers; Regular Broker-Dealers
     The Investment Adviser is currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of the Investment Adviser. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions subject to compliance with policies and procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, it has not paid any brokerage commissions to NexBank or other non-affiliated brokers. In addition, as of the date of this SAI, the Fund has not acquired any securities of its regular brokers or dealers, nor has it held any securities of its regular brokers or dealers. For these purposes, regular

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brokers or dealers are (a) the brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Fund’s portfolio transactions during the Fund’s most recent fiscal year, (b) the brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund during the Fund’s most recent fiscal year, or (c) the brokers or dealers that sold the largest dollar amount of securities of the Fund during the Fund’s most recent fiscal year.
REPURCHASE OF COMMON SHARES
     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a RIC under the Code (which could cause the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.
     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

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     Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.
     If the Board determines to repurchase common shares in a private transaction or to make a tender offer for the common shares, it is expected that the terms of any such offer will require a selling or tendering (as applicable) shareholder to sell or tender (and thus effectively sell) all of his, her or its common shares held, or considered to be held under certain attribution rules of the Code by such shareholder. In either such case, shareholders who sell (in a private repurchase transaction) or successfully tender and effectively sell (pursuant to a tender offer) to the Fund all common shares held or considered to be held by them generally will be treated as having sold their shares and generally will realize a capital gain or loss. On the other hand, if a shareholder sells or tenders and effectively sells, as applicable, fewer than all of his or her common shares, such shareholder may be treated as having received a taxable dividend upon the sale or tender of his or her common shares. In such a case, there is a risk that remaining shareholders whose percentage share interests in the Fund increase as a result of such sale or tender by the other shareholder will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the private repurchase or tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund; if isolated, any such risk is likely remote. If, instead, the Board determines to repurchase common shares on the open market, such that a selling shareholder would have no specific knowledge that he, she or it is selling his, her or its shares to the Fund, it is less likely remaining that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale, will be treated as having received a taxable distribution from the Fund.
     To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet any such repurchase or tender, the Fund will be required to make additional distributions to its common shareholders.
TAX MATTERS
     The following discussion of U.S. federal income tax consequences of investment in common shares of the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in common shares of the Fund and does not constitute tax advice. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in the Fund. There may be other U.S. federal income tax consequences applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and Funds, RICs, dealers in securities, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Fund common shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.
     The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
(i) derive at least 90% of its gross income for each taxable year from: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below);

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(ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls, as determined under applicable Code rules, and that are determined to be engaged in the same business or similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as described below); and
(iii) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions), for such year.
     In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (y) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirement described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.
     If the Fund qualifies as a RIC (i.e., satisfies the source of income and diversification requirements described in (i) and (ii) above) and satisfies the annual distribution requirement described in (iii) above, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If, for any taxable year, the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC or satisfy the annual distribution requirement described in (iii) above, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed at individual rates with respect to distributions received in taxable years beginning before January 1, 2013, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.
     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income or net capital gain retained by the Fund will be subject to a Fund-level tax at regular corporate rates. If, however, the Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained

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amount as undistributed capital gains in timely a notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
     In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98.2% of its ordinary income for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (unless an election is made to use the Fund’s fiscal year), plus any such undistributed income from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund reserves the right to pay the excise tax when circumstances warrant.
     Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Any net capital losses of the Fund will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term, and will be applied first against gains of the same character.
Fund Distributions
     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid for its shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund’s Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares through the Fund’s Dividend Reinvestment Plan will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the shareholder. See “Dividend Reinvestment Plan” in the Fund’s Prospectus for more information.
     Dividends and other distributions paid by the Fund are generally treated under the Code as received by shareholders at the time the dividend or distribution is made. However, a dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
     The Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund.

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     For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund has owned or is treated as having owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to shareholders taxed at individual rates have been temporarily reduced—in general, to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain will generally be taxable to shareholders receiving such distributions as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of shareholders taxed at individual rates at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
     In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed at individual rates, provided the shareholder meets the holding period and other requirements described in the paragraph immediately above with respect to the Fund’s shares.
     In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year and reported as such by the fund. A dividend received by the Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
     The effect of certain special tax rules described below in respect of the Fund’s Derivative Transactions, short sales and certain other investment activities may bear adversely on the Fund’s ability to report distributions attributable to dividends received on its portfolio securities as qualified dividend income (for individual shareholders) or as eligible for the corporate-dividends received deduction (for corporate shareholders). The Fund cannot assure you what percentage of the distributions paid on common shares, if any, will consist of tax-advantaged qualified dividend income or be eligible for the corporate dividends-received deduction.

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     The effect of certain of the special tax rules described below on the Fund’s Options Strategy may bear adversely on the Fund’s ability to designate distributions attributable to dividends received on its portfolio securities as qualified dividend income (for individual shareholders) or as eligible for the corporate-dividends received deduction (for corporate shareholders). The Fund cannot assure you what percentage of the distributions paid on common shares, if any, will consist of tax-advantaged qualified dividend income or be eligible for the corporate dividends-received deduction.
     Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Return of Capital Distributions
     If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Fund Investments
     In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. Some capital losses realized by the Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” as discussed below.
     Certain exchange-traded options on broad-based securities indices, regulated futures contracts, and foreign currency contracts that may be used by the Fund will be deemed “Section 1256 contracts.” In general, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
     Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute

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“straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund), or writes a call option on a stock index to the extent the Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury regulations. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 described above in respect of Section 1256 contracts. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is a Section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described above). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.
     Options on single stocks that are not “deep in the money” may give rise to “qualified covered calls,” which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, under certain circumstances, the rules governing qualified covered calls could similarly cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.
     If the Fund enters into a “constructive sale” of any appreciated financial position in its portfolio stock, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
     In addition to the special rules described above in respect of options, futures and foreign currency contracts, the Fund’s other Derivative Transactions (e.g., in forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale, “Section 988” rules and short-sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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     In addition, certain of these Derivative Transactions and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid a Fund-level tax.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID (as defined below), its “revised issue price”) over the purchase price of such obligation (or in the case of an obligation issued with OID (as defined below), its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund would be required to include currently any accrued market discount on such debt obligations in the Fund’s taxable income (as ordinary income) and thus distribute it over the terms of the obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the applicable debt obligations. The rate at which market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, PIK bonds will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt obligation and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.
     As a result of holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest (or dividends in the case of preferred securities) the Fund actually received. Such distributions may be made from, among other things, the cash assets of the Fund or cash generated from the Fund’s liquidation of portfolio securities. The Fund may realize gains or losses from such liquidations and such liquidations may be made at disadvantageous times or prices. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain or ordinary dividend respectively, than they would in the absence of such transactions.
     Investments in distressed debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on these debt obligations, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take

31

deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
     A portion of the OID accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.
     Any transactions by the Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.
     Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
     The Fund’s investments in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Any investments by the Fund in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
     The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including any investments in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in a taxable mortgage pool (“TMP”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (if any) (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code

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as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in any such interests, it may not be a suitable investment for certain tax-exempt shareholders (as noted below in “Tax-Exempt Shareholders”).
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Backup Withholding
     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale or Exchange of Fund Shares
     The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.
Tax Shelter Reporting Regulations
     Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
     Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at

33

a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.
     Effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
     Special rules will apply if the Fund were to become either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.
     If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, the “look-through” USRPI treatment described above for distributions by the Fund, (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT unless Congress enacts legislation providing otherwise. In addition, if the Fund were a USRPHC, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale.
     The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

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     Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Tax-Exempt Shareholders
     Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.
     A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
     CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Other Reporting and Withholding for U.S. Shareholders and Foreign Shareholders
     New rules, enacted in March 2010, require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information could result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.
     The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and interest-related and short-term capital gain dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
     Shareholders are urged to consult a tax adviser regarding this new reporting and withholding regime, in light of their particular circumstances.

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Reporting Requirements regarding Foreign Bank and Financial Accounts and Foreign Financial Assets
     If a shareholder owns directly or indirectly more than 50% by vote or value of the Fund, it should consult its tax adviser regarding its filing obligations with respect to IRS Form TD F 90 22.1, Report of Foreign Bank and Financial Accounts (“FBAR”).
     In addition, effective for taxable years beginning after March 18, 2010 and subject to specified exceptions, certain individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any).
     Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisers to determine the applicability of these reporting requirements in light of their individual circumstances.
Shares Purchased Through Tax Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign or other tax law and any proposed tax law changes.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     [                 ], located at [                ], provides accounting and auditing services to the Fund.
COUNSEL
     Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.
ADDITIONAL INFORMATION
     A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby (the “Registration Statement”), has been filed by the Fund with the Commission. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the common shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[TO BE FILED BY AMENDMENT]
STATEMENT OF ASSETS AND LIABILITIES
[TO BE FILED BY AMENDMENT]
NOTES TO FINANCIAL STATEMENTS
[TO BE FILED BY AMENDMENT]

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APPENDIX A
RATINGS CATEGORIES
Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Corporate Bond Ratings
Moody’s
Long-term
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations or which cash payments have been suspended in accordance with the instrument’s terms.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-term
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
BROOKMONT CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY
[TO BE ADDED BY AMENDMENT]

B-1

PART C—OTHER INFORMATION
Item 25: Financial Statements and Exhibits
1. Financial Statements:
          The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act will be filed as part of the Statement of Additional Information.
2. Exhibits:
          a.1 Certificate of Trust dated October 31, 2011, filed herewith.
          a.2 Agreement and Declaration of Trust dated October 31, 2011, filed herewith.
          b. By-Laws of Registrant dated October 31, 2011, filed herewith.
          c. None.
          d.1 Article VI (Shares of Beneficial Interest) and Article X (Shareholders) of the Agreement and Declaration of Trust, filed herewith with exhibit a.1.
          d.2 Article I (Shareholder Meetings) of the By-Laws of Registrant, filed herewith with exhibit b.
          e. Dividend Reinvestment Plan of Registrant.*
          f. None.
          g Investment Advisory Agreement. *
          h Underwriting Agreement.*
          i. None.
          j. Form of Custodian Services Agreement.*
          k.1 Form of Transfer Agency Services Agreement.*
          k.2 Form of Administration Services Agreement.*
          k.3 Form of Accounting Services Agreement.*
          l. Opinion of [ ].*
          m. None.
          n. Consent of Registrant’s independent registered public accounting firm.*
          o. None.
          p. Form of Subscription Agreement.*
          q. None.
          r.1 Code of Ethics of Registrant.*

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          r.2 Code of Ethics of the Adviser.*
          r.3 Code of Ethics and Business Conduct of the Principal Executive and Financial Officers of the Fund*
          s. Powers of attorney.*

*	To be filed by amendment.
Item 26: Marketing Arrangements
          Not applicable.
Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	*
Financial Industry Regulatory Authority Fees		*
Printing and engraving expenses		*
Legal fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing expenses		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment. The Fund will pay offering expenses estimated at $[•], $[•] or per common share sold by the Fund in this offering, from the proceeds of the offering.
Item 28: Persons Controlled by or under Common Control with Registrant
          Not applicable.
Item 29: Number of Holders of Securities
          Set forth below is the number of record holders as of [     ] of each class of securities of the Registrant:

	Title of Class	Number of Record Holders
Common Shares, par value $0.001
Item 30: Indemnification
     Reference is made to Article V, of the Registrant’s Agreement and Declaration of Trust attached as Exhibit a.2, which is incorporated by reference herein.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

2

     Reference is made to Section [            ] of the Underwriting Agreement with [                 ] that discusses the rights, responsibilities and limitations with respect to indemnity and contribution.
Item 31: Business and Other Connections of Investment Adviser
     Descriptions of the business of [ ] the Registrant’s investment adviser, is set forth under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. Information as to other businesses, professions, vocations or employment of a substantial nature engaged in by each partner and executive officer of [ ] is set forth in its Form ADV, as filed on the Commission’s website (File No. 801-54874) and is incorporated herein by reference.
Item 32: Location of Accounts and Records
     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, c/o the Investment Adviser, NexBank Tower, 13455 Noel Road, Suite 900, Dallas, Texas 75240 and at the offices of the Registrant’s Custodian and Transfer Agent.
Item 33: Management Services
     Not applicable.
Item 34: Undertakings
1. Registrant undertakes to suspend the offering of its Common Shares until it amends the Prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.
2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:
a. For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and
b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas on the 7th day of November, 2011.

HIGHLAND PREMIUM DIVIDEND FUND
By:	/s/ R. Joseph Dougherty
	Name:	R. Joseph Dougherty
	Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ R. Joseph Dougherty		November 7, 2011

R. Joseph Dougherty	Chief Executive Officer and President (Principal Executive Officer) and Sole Trustee

/s/ Brian Mitts		November 7, 2011

Brian Mitts	Treasurer (Principal Accounting Officer and Principal Financial Officer)

Highland Premium Dividend Fund
Index to Exhibits
Exhibits for Item 25 of Form N-2

Exhibit	Exhibit Name
(a)(1)	Certificate of Trust dated October 31, 2011

(a)(2)	Agreement and Declaration of Trust dated October 31, 2011.

(b)	By-Laws of Registrant dated October 31, 2011.